                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                       WEST COAST REALTY INVESTORS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                        WEST COAST REALTY INVESTORS, INC.
                     5933 W. CENTURY BOULEVARD, NINTH FLOOR
                          LOS ANGELES, CALIFORNIA 90045

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON JANUARY 15, 2002



To The Holders of Common Stock:


         NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Special Meeting") of West Coast Realty Investors, Inc. (the "Company") will be held at the Company's offices at 5933 West Century Boulevard, Ninth Floor, Los Angeles, California 90045 on Tuesday, January 15, 2002, 11:00 A.M. local time, for the following purposes:


        1. To amend certain provisions of the Bylaws of the Company to allow the Company to become a self-advised and self-administered REIT; and

        2. To amend the Bylaws of the Company to increase the limit on the Company's aggregate borrowings as a percentage of the value of the Company's properties from 50% to 65%.

        Only stockholders of record at the close of business on December 4, 2001, are entitled to notice of and to vote at the Special Meeting and any adjournment thereof. A complete list of stockholders entitled to vote at the Special Meeting will be available during normal business hours at the Secretary's office, 5933 W. Century Boulevard, Ninth Floor, Los Angeles, California, for ten days before the meeting. A proxy card is enclosed with this notice of special meeting and proxy statement.

        It is important that your shares are represented at this meeting. Even if you plan to attend the meeting, we hope that you will promptly mark, sign, date and return the enclosed proxy. This will not limit your right to attend or vote at the meeting.



                                             By Order of the Board of Directors

December 6, 2001                             /s/ Allen K. Meredith

                                             Allen K. Meredith
                                             President,
                                             Chief Executive Officer and
                                             Chairman of the Board of Directors

                       WEST COAST REALTY INVESTORS, INC.
                     5933 W. CENTURY BOULEVARD, NINTH FLOOR
                         LOS ANGELES, CALIFORNIA 90045


                        COMMON STOCK PROXY SOLICITATION
                        SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON JANUARY 15, 2002



GENERAL


        This proxy statement (the "Proxy Statement") is furnished to holders of the Company's common stock, $0.01 par value per share (the "Common Stock") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the "Board") for use at a special meeting of stockholders to be held on January 15, 2002, and at any postponements or adjournments thereof (the "Special Meeting"). The approximate date on which this Proxy Statement and accompanying form of proxy (the "Proxy") are first being mailed to stockholders is December 13, 2001.


        A holder of Common Stock wishing to vote at the Special Meeting should complete and sign the enclosed Proxy and mail or deliver the Proxy to the Secretary of the Company at the address set forth above.

        Proxies, in the form attached, are being solicited by the Board for use at the Special Meeting. The persons named as proxies were selected by the Board and are directors and/or officers of the Company. Proxies may be revoked by a stockholder prior to their exercise by filing with the Secretary of the Company a written instrument revoking the same or a duly executed proxy bearing a later date. In addition, a stockholder who attends the Special Meeting may vote his shares personally and thereby revoke his Proxy at that time. All shares of Common Stock represented by valid Proxies received pursuant to this solicitation, and not subsequently revoked, will be voted as provided on the Proxy.

        The expense of preparing, printing and mailing this Proxy Statement and the Proxies solicited hereby will be borne by the Company. In addition to the use of the mails, Proxies may be solicited by officers, directors and regular employees of the Company, without extra remuneration, in person, by telephone, telegraph or otherwise.

STOCKHOLDER PROPOSALS

        The next Annual Meeting of Stockholders will be held in or around June 2002. Stockholders who wish to have proposals considered for inclusion in the Company's Proxy Statement relating to the 2002 Annual Meeting should submit them to the Company at its principal executive offices not later than February 1, 2002.

        A stockholder proposal not included in the Company's proxy statement for the 2002 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company. To be timely, the stockholder's notice must be received by the Company a reasonable time before the Company mails its proxy materials for the 2002 Annual Meeting.

VOTE REQUIRED FOR APPROVAL

        A vote of a majority of the shares present in person or represented by proxy and entitled to vote will be sufficient to approve the special meeting proposals. The presence, in person or by proxy, of a majority of all of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum to transact business at the Special Meeting. Those shares of Common Stock present, in person or by proxy, including shares of Common Stock as to which authority to vote on any special meeting proposal is withheld and shares of Common Stock abstaining as to any special meeting proposal, will be considered present at the Special Meeting for purposes of establishing a quorum.

        With respect to each of the special meeting proposals, shares of Common Stock as to which authority to vote has been withheld (to the extent withheld) will be considered negative votes. Abstentions will be considered present and entitled to vote and thus will have the effect of a vote against such proposals.

        If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for quorum purposes but are not deemed to be present or represented for purposes of determining whether stockholder approval of that proposal has been obtained.

PERSONS ENTITLED TO VOTE AT THE SPECIAL MEETING

        The Board has fixed the close of business on December 4, 2001 as the Special Meeting Record Date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting. Only holders of record of the Company's Common Stock at the close of business on the Special Meeting Record Date will be entitled to notice of, and to vote at, the Special Meeting. At the close of business on the Special Meeting Record Date, the Company had outstanding 2,927,967 shares of Common Stock. Each share of Common Stock is entitled to one vote on all matters which may come before the Special Meeting. At the close of business on the Special Meeting Record Date there were 1,201 record holders of Common Stock.

ACTION TO BE TAKEN UNDER PROXY

        All Proxies in the accompanying form that are properly executed and returned will be voted at the Special Meeting and any postponements or adjournments thereof in accordance with the specifications thereon or, if no specifications are made, will be voted "FOR" approval of Proposals 1 and 2 referred to in the Notice of Special Meeting and described in this Proxy Statement.

        The persons named in the enclosed Proxy may also, if a quorum is not present, vote such Proxy to adjourn the Special Meeting. Promptly after the Special Meeting, the Company will announce the results of the voting on the Special Meeting Proposals by means of a letter to the stockholders.


                                    IMPORTANT


--------------------------------------------------------------------------------
PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE SPECIAL MEETING.
--------------------------------------------------------------------------------

                                 PROPOSAL NO. 1


        We were notified by West Coast Realty Advisors, Inc. (the "Advisor") that the Advisor intends to terminate the Amended and Restated Advisory Agreement between the Company and the Advisor dated July 1, 2001 (the "Advisory Agreement"), effective as of March 31, 2002. The Board believes that instead of selecting another advisor, it is in the best interests of the Company to amend certain provisions of its Bylaws in order to allow the Company to become a self-administered Real Estate Investment Trust, or REIT.

        Our Board of Directors is recommending this action for three principal reasons:

        - So that our management structure will be similar to that of most of the REITs whose stock already trades on public exchanges, enhancing the attractiveness of our shares in the event we list our shares on an exchange in the future;

        - So that certain potential conflicts of interest between the Company, the Advisor and its affiliates will be substantially eliminated; and

        -       So that the Company can be managed and run by its own employees.

BACKGROUND

        Since the Company's inception in 1989, the Advisor has advised the Company and overseen our investments and operations, subject to the oversight of the Board. The Advisor was organized in 1983 and is an affiliate of the Company. The Advisor has generally been responsible for our day-to-day operations, including property acquisition, administering our bookkeeping and accounting functions and consulting with our board on various policy and strategic issues. An affiliate of the Advisor, West Coast Realty Management, Inc. ("WCRM") has also been responsible for managing our real estate portfolio.

        Advisory Agreement

        The Advisor has performed its services to the Company under the terms of the Advisory Agreement, which has been approved annually by a majority vote of the Company's stockholders. Under the terms of the Advisory Agreement, the Advisor undertakes to use its best efforts to present an investment program consistent with the investment policies and objectives of the Company and to obtain investments suitable to such investment program. In performance of this undertaking, the Advisor's functions, subject to Board oversight, have included the following:

        - perform ministerial functions in connection with the administration of the day-to-day operations of the Company;

        - serve as the Company's investment and financial advisor and provide research, economic and statistical data with respect to making, holding, administrating and disposing of the Company's investments;

        - investigate, select and oversee property managers and other independent third parties (e.g., consultants, brokers, appraisers, etc.);

        - make investments consistent with the policies and provisions of the Company;

        - advise the Company in connection with negotiations by the Company with investment banking firms, securities brokers or dealers and other institutions or investors for public or private sales of securities of the Company,

        -       obtain loans for the Company;

        - provide, at the Company's expense, office space, office furnishings, personnel and other overhead items necessary and incidental to the Company's business and operations; and

        - provide real estate brokerage services in the acquisition, refinancing or sale of properties by the Company.

        Under the Advisory Agreement, the Advisor is entitled to a fee as regular compensation of 1% of Invested Assets, which is generally defined to mean the book value of the Company's real estate interests less non-cash items and liabilities, subject to the stockholders meeting certain investment return thresholds. The Advisor has waived this fee in 2000 and for the nine months ended September 30, 2001. The Advisory Agreement was renewed and amended effective July 1, 2001, and subsequently approved by the Company's stockholders at the Annual Meeting of Stockholders on October 2, 2001. The amendments removed the provisions for payment of any Acquisition Fee, Disposition Fee or Financing Service Fee (as defined in the Advisory Agreement). However, the Advisor is still entitled, in certain circumstances, to an Incentive Fee (as defined in the Advisory Agreement).

        Within 60 days after the end of each calendar year, the Advisor has been required to refund to the Company the amount, if any, by which the operating expenses of the Company during such calendar year exceeded the greater of 2% of the Average Invested Assets (which is generally defined to mean the book value of the Company's real estate interests less non-cash items), or 25% of net income (which is generally defined as the net profits of the Company excluding the gain from the sale of properties for which the Advisor received a subordinated incentive fee).

        Termination of Advisory Agreement

        The Advisor has notified us that it intends to terminate the Advisory Agreement (pursuant to its terms) effective March 31, 2002. The Advisory Agreement may be terminated by the Advisor on 120 days' written notice, or by the Directors, the Independent Directors or the stockholders on 60 days' written notice. Section 7.2 of the current Bylaws of the Company requires us, upon termination of the Advisory Agreement, to select a successor advisor to be approved by stockholders at the next annual meeting. The Company's Board of Directors has determined that instead of attempting to select another advisor, amending the Bylaws to allow the Company to become self-managed is in the best interests of the Company and its stockholders.

        Termination of Property Management Agreement

        In addition to the Advisory Agreement, the Company has entered into an Amended and Restated Property Management Agreement dated July 1, 1998 (the "Management Agreement") with WCRM. This agreement provides for the management of properties owned by the Company, pursuant to a fee schedule. If the Advisory Agreement is terminated, the Company intends to terminate the Management Agreement, effective as of December 31, 2001. WCRM has orally agreed to continue to provide management services until March 31, 2002 at no charge after December 31, 2001. After March 31, 2002, the Company's employees will perform these property management services. Property management fees of $132,290 and $141,955 for the nine months ended September 30, 2001 and 2000, respectively, were collected by WCRM.

RISK FACTORS ASSOCIATED WITH PROPOSAL 1

        The stockholders should consider carefully the specific risk considerations set forth below as well as the other information contained in this Proxy Statement in evaluating the potential advantages, disadvantages, terms and conditions of Proposal 1.

BY BECOMING SELF-ADVISED AND SELF-ADMINISTERED, THE COMPANY WILL BE EXPOSED TO NEW RISKS PREVIOUSLY ASSUMED BY THE ADVISOR.

        Becoming a self-administered and self-advised REIT will expose the Company to risks to which it has not historically been exposed, such as the risks associated with its own management. In particular, the Company will be exposed to the risk of inefficiencies and the need to implement strict cost controls in managing the day-to-day activities of the Company and the risks and costs associated with the attraction and retention of qualified operating management. The Board anticipates that becoming a self-advised and self-administered REIT will likely result in higher costs of administration to the Company than those currently paid to the Advisor.

        The following risks to the Company associated with the activities of the Advisor will now be borne by the Company:

        - Increased fixed overhead expenses resulting from engagement of additional personnel and other costs in excess of the fee charged by the Advisor. The Company's ability to cover expanded overhead may be impaired if the Company's expected growth in capital is not realized or is realized at a slower rate and acquisition activities contract.

        - If the Company's employees fail to perform duties properly, the Company's recourse is limited to these employees, whose liability may be limited by indemnifications from the Company. Previously, the Advisor could have been liable for such failure.

        - We compete for real estate investments with all types of investors, including domestic and foreign corporations, financial institutions, other real estate investment trusts and individuals. Many of these competitors have greater resources than we do. We will no longer have available the resources and experience of the Advisor and its affiliates to assist us.

THE VALUE OF OUR PROPERTY INTERESTS DEPENDS ON CONDITIONS BEYOND OUR CONTROL.

        Real property investments are illiquid and subject to varying degrees of risk. Yields from our real properties depend on their net income and capital appreciation. Real property income and capital appreciation may be adversely affected by general and local economic conditions, neighborhood values, competitive overbuilding, weather, casualty losses and other factors beyond our control. For example, the U.S. economy is currently experiencing a slowdown, which may negatively impact property values. In particular, general and local economic conditions may be adversely affected by the recent terrorist incidents in New York and Washington D.C. Some analysts have predicted that a further decline in the economy will result as a result of these or any future terrorist incidents. Although we do not have properties in these areas, our management is unable to determine the long-term impact, if any, of these incidents or of any acts of war or terrorism in the United States or worldwide on the U.S. economy, on our Company or on the value of our common stock. In the event of further attacks or an economic deterioration, we will no longer have available the resources and experience of the Advisor and its affiliates to assist us.


THE COMPANY WILL INCUR ADDITIONAL EXPENSES AND MAY HAVE DIFFICULTIES IN RECRUITING AND RETAINING ADDITIONAL MANAGEMENT.

        The success of the Company is, in part, dependent on the support, services and contributions of Mr. Meredith, Mr. Prock and Mr. Wingard. The loss of the services of the existing management team through death, disability or otherwise, after becoming a self-advised and self-administered REIT, could seriously harm the Company. In August 2001, the Company entered into an agreement with Mr. Meredith to serve as the Company's President and Chief Executive Officer. Mr. Wingard, our acting Chief Financial Officer, is an employee of the Company. The Company intends to engage Mr. Prock, a vice president of the Advisor, as an employee of the Company following the termination of the Advisory Agreement. Mr. Prock is expected to serve substantially the same capacities and fulfill substantially the same roles as he has previously done in his capacities as an employee of the Advisor. If Mr. Meredith, Mr. Prock or Mr. Wingard ceases to perform management services for the Company or its affiliated entities, or their performance is deemed by the Company to be unsatisfactory, the Company will be required to secure management services from other personnel. There can be no assurance in such instance that the Company would be able to obtain qualified management or advisory services or that such services could be obtained on terms favorable to the Company. In addition, the Advisory Agreement provided for limitations of costs payable by the Company in connection with the Company's management. Under self-management, there would be no such limitations. As a result, the costs of being a self-advised and self-managed REIT could significantly exceed the fees payable under the Advisory Agreement or to a successor third-party advisor.

THE COMPANY COULD LOSE ITS SPECIAL TAX ADVANTAGES AS A QUALIFIED REIT.

        The Company believes that it has qualified to be taxed as a REIT under section 856(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Company intends to continue to operate so as to qualify after becoming a self-advised and self-administered REIT. A REIT generally is not subject to federal corporate income taxes on that portion of its income distributed currently to stockholders. Qualification as a REIT involves the satisfaction of numerous requirements (some on an annual and quarterly basis) established under highly technical and complex Code provisions for which there are only limited judicial and administrative interpretations, as well as the determination of various factual matters and circumstances not entirely within the Company's control. Two of such requirements are that at least 75% of the Company's gross income for each taxable year generally must be derived from investments in real property and that at least 95% of the Company's gross income for each taxable year must be derived from such real property investments, dividends, interest and gain from the sale or disposition of stock or securities. In addition, the Company generally may not own more than ten percent of any one issuer's outstanding voting securities and the value of any one issuer's securities owned by the Company may not exceed five percent of the value of the Company's total assets. Additionally, in order to maintain its qualification as a REIT for federal income tax purposes, not more than 50% of the value of the outstanding capital stock of the Company may be owned, directly or indirectly, by five or fewer individuals (as defined for federal income tax purposes to include certain entities) during the last half of each taxable year of the Company.

        Although the Company does not believe that becoming a self-advised and self-administered REIT will cause us to lose our status as a REIT, no assurance can be given that we will be able to continue to operate in a manner so as to remain so qualified. In addition, no assurance can be given that legislation, new Department of Treasury regulations, administrative interpretations or court decisions will not significantly change the tax laws with respect to qualification as a REIT or the federal income tax consequences of such qualification. If the Company were to fail to qualify as a REIT in any taxable year, it would be subject to federal and state income tax (including any applicable alternative minimum tax) on its taxable income at corporate rates. Moreover, unless entitled to relief under certain statutory provisions, the Company also would be disqualified from treatment as a REIT for the four taxable years following the year during which qualification was lost. This treatment would reduce the net earnings of the Company available for investment or distribution to stockholders because of the additional tax liability of the Company for the years involved. In addition, the Company would no longer be required to make distributions to stockholders. Even if the Company maintains its qualification as a REIT, it will be subject to certain federal, state and local taxes on its income and assets.

BECOMING A SELF-ADVISED AND SELF-ADMINISTERED REIT WILL INCREASE THE INFLUENCE OF THE COMPANY'S CURRENT MANAGEMENT OVER THE AFFAIRS OF THE COMPANY.

Following notification by the Advisor of its intent to terminate the Advisory Agreement, this Proposal 1 was initiated and structured by Mr. Meredith, who is our President, Chief Executive Officer and Chairman of the Board. Pursuant to Mr. Meredith's employment agreement, the Company has agreed to grant Mr. Meredith options to purchase 200,000 shares of Common Stock at a price of $6.41. These options would vest over a period of two (2) years. In the event Mr. Meredith's employment is terminated other than for cause or he resigns for good reason, Mr. Meredith's options would vest in full. To date, no options have been granted to Mr. Meredith and he does not own any shares of our Common Stock. However, once the options are granted and vested, Mr. Meredith would beneficially own approximately 6.4% of the issued and outstanding Common Stock of the Company, upon exercise of these options. Additionally, Mr. Meredith's employment agreement provides for accelerated vesting and severance benefits to Mr. Meredith following a change of control, which would include certain changes in the composition of the Board. If our current Board members affiliated with the Advisor resign as a result of the termination of the Advisory Agreement or for any other reason, or if the conversion to a self-advised and self-administered REIT were otherwise construed to be a change of control, we may be obligated to pay these benefits to Mr. Meredith. Additionally, Mr. Meredith has, in the past, expressed his interest in purchasing an additional ownership interest in the Company. Under the Company's Bylaws, no stockholder may hold more than 9.8% of the shares of the Company, unless such restriction is amended by the Board. By assuming the services previously performed by the Advisor, and if Mr. Meredith acquires an ownership interest in the Company, Mr. Meredith and the management of the Company would be in a position to exercise greater control or significant influence over the affairs of the Company.

AFTER THE TERMINATION FOR THE ADVISORY AGREEMENT, THE COMPANY'S OPERATIONS MAY BE DISRUPTED.

        After the termination of the Advisory Agreement, the Company may experience the loss or displacement of personnel currently providing services to the Company. Additionally, the Company's operations are currently located in office space owned by the Advisor. If the Company, in connection with the termination of the Advisory Agreement, is required to change office facilities, the Company may experience delays in timing, the occurrence of any of which could cause disruption in the Company's affairs and increase our costs. Moreover, Section 25 of the Advisory Agreement requires the Company, upon termination of the Advisory Agreement, "forthwith" to change the name of the Company to a name that does not include "West Coast Realty," "Associated Planners" or similar names. Article 1.1 of our Bylaws contains a similar requirement if requested by the Advisor. Unless the Advisor waives these provisions and does not give this notice, we will be required to solicit another vote of the Company's stockholders to amend the Company's organizational documents. The Company estimates that the expenses associated with a proxy solicitation could exceed $15,000 or more. Additionally, if the Company is not able to use the name "West Coast Realty," the Company may lose goodwill and name-recognition associated with this name, and the value of the Company's common stock could decline as a result.

REASONS TO BECOME SELF-ADMINISTERED AND SELF-ADVISED

        Preferred REIT Structure

        Our Board has been reviewing the desirability of listing our stock for trading on a stock exchange or having our stock included for quotation on a national market system. We anticipate listing our shares when such listing can be expected to increase stockholder return and enhance our ability to raise capital. Our Board, as part of its ongoing evaluation of whether to list our shares, believes that investment analysts and investors specializing in real estate securities have a preference for companies that are self-administered as opposed to managed and operated by third-parties. Thus, the Board views the amendments as a key step in positioning us to list our shares on an exchange or market system. In fact, the Board believes that nearly all of the REITs which have become public companies since 1992 have adopted a self-administered structure and a number of existing entities have converted to self-administered structures.

        Additionally, in recent years, the number of REITs formed and the average size of REITs have grown substantially, where institutional investors, including mutual funds and pension funds, have contributed to this growth. Based upon its review of becoming a self-administered and self-advised REIT, the Board believes that self-advised and self-administered REITs are preferred by institutional investors. Though it is not possible to quantify the expected benefit, the Board believes that becoming a self-administered and self-advised REIT will improve the Company's ability to raise capital.

        Conflicts of Interest

        While an externally managed REIT, the Company may have interests that are different from those of the Advisor. At the time the Company was formed, external management of REITs was common. However, external management is no longer prevalent, in part due to perceived conflicts of interest. In the Board's judgment, it is perceived by the investment community that an advisor who is paid primarily on the basis of assets invested might seek to increase those assets without emphasizing profitability. Thus, it may be preferable to more closely align the interests of those making decisions on behalf of the REIT and the REIT itself. The Board believes that becoming a self-advised and self-administered REIT is the preferable alternative for reducing certain potential conflicts of interest.

        New Employees

        Historically, we have not had any employees. The persons previously managing the Company were employees of the Advisor, not of the Company. Our only current employees are our President and Chief Executive Officer, Allen K. Meredith, our acting Chief Financial Officer, Charles P. Wingard, and an administrative assistant. It is anticipated James E. Prock, vice president of the Advisor, will become an employee of the Company upon the termination of the Advisory Agreement. Converting the Company to a self-advised and self-administered REIT will allow the Company to be managed and run entirely by its own employees. The Company is also exploring the possibility of adding a stock incentive plan to further attract and incentivize employees.

AMENDMENT OF OUR BYLAWS

        Our Bylaws govern our corporate activities. Currently, our Bylaws contemplate that the Company be advised and managed by a third-party advisor and property manager. If stockholders approve this Proposal 1, we will become a self-advised and self-administered REIT. Accordingly, our Board has adopted the following amendments to our Bylaws to ensure that our corporate governance instruments properly reflect the effects of becoming a self-administered REIT, by eliminating references in our Articles to "Advisor" and "Independent" directors or provisions governing our relationship with an "Advisor." Approval of the amendments to our Bylaws is also contingent upon our stockholders approving this Proposal 1.

        RESOLVED, that the following sections of our Amended and Restated Bylaws be, and hereby are, amended by:

        1.      deleting entirely the second paragraph of Article 1.1;

        2. deleting entirely the definitions of "Advisor," "Advisory Agreement", "Independent Directors", and "Sponsor" in Article 1.3;

        3.      deleting the last sentence of the definition of "Net Income" in
                Article 1.3;

        4. deleting the reference to "incentive compensation" and "subordinated incentive fees" in the definition of "Operating Expenses" in Article 1.3;

        5. deleting the reference to "compensation to the ... Advisor" in the definition of "Rollup" in Article 1.3;

        6.      deleting the word "Independent" from Article 3.2 (a);

        7.      deleting the word "Independent" from Article 3.3 (a);

        8. deleting "(a) General." from Article 3.5(a) and deleting entirely Article 3.5(b);

        9.      deleting entirely the fifth paragraph of Article 4.4;

        10. deleting from the first sentence of Article 4.13 the phrase beginning with "provided, however,";

        11.     deleting entirely Article 4.15;

        12.     deleting the word "Independent" from Article 4.18;

        13.     deleting the word "Advisor " from Article 6.8 (d) (ii)

        14.     deleting entirely Article VII;

        15. deleting from the last sentence in Article 8.1 the parenthetical phrase and the end of the sentence beginning with the phrase "including investor...";

        16.     deleting the reference to "as permitted by Section 7.3 " in
                Article 8.3(a) and adding "upon unanimous vote of the Directors";

        17.     Article 8.3 (d) is deleted as noted in Proposal 2.

        18. deleting the references to "Advisor" and "Independent" the second paragraph of Article 8.3(e);

        19.     deleting the reference to "Independent Directors" in Article
                8.3(f) ;

        20.     deleting the reference to "Independent Directors" in Article
                8.3(h);

        21.     deleting the reference to "Advisor" in Article 8.3(k);

        22.     deleting the last sentence in Article 8.3(l);

        23. deleting the references to "Advisor" and "Independent Directors" in Article 8.3(m);

        24. deleting the references to "Advisor" and "Independent Directors" in Article 8.3(n);

        25.     deleting the reference to "Advisor" in Article 8.3(o);

        26.     deleting the reference "Independent Directors" in Article
                8.3(p);

        27. deleting the references to "Advisor" and "Independent Directors" in Article 8.3(r);

        28.     deleting entirely the last paragraph of Article VIII;

        29.     deleting entirely the last sentence of the first paragraph of
                Article 9.1;

        30. deleting the references to "Advisor" and "Independent Directors" in Article 9.2;

        31.     deleting entirely the last sentence of Article 9.3;

        32.     deleting the two parenthetical phrases in Article 9.4;

        33. deleting the reference to "Advisor" and reference to Article 7.3 in Article 9.8;

        34.     deleting in Article 9.8 the clause "subject to the provisions of
                Article VII";

        35.     deleting the reference "Independent Directors" in Article 9.9;

        36.     deleting the references to "Advisor" and Articles 7.4 and 8.3 in
                Article 10.6;

        37.     deleting the last sentence in Article 10.7;

        38.     deleting the last two sentences of Article 10.8; and

        39. deleting the references to Article VII and "Independent Directors" in Article 11.2.

WHY WE NEED STOCKHOLDER APPROVAL

        Section 11.2 of our Bylaws allows the Board of Directors to alter, amend or repeal by Bylaws. However, in the event the Board amends certain provisions, including Article VIII and Articles 4.15, 4.18, 7.2, 7.3, 7.4, 7.5, 9.2, 9.3,
9.4 and 11.2, that the Board has amended as referenced above, the Board is required to obtain the approval by vote of the majority of the Company's stockholders present either in person or by proxy at a duly authorized meeting of stockholders. A stockholder vote "FOR" this Proposal 1 shall constitute the approval of the amendments set forth above as required under Section 11.2 of our Bylaws.

VOTE REQUIRED.

        Approval of the amendments to our Amended and Restated Bylaws as set forth above requires the affirmative vote of the majority of the shares of common stock present in person or represented by proxy and entitled to vote.

DISSENTERS RIGHTS.

        Under Delaware law, stockholders are not entitled to dissenters' rights with respect to this Proposal 1.

        Before you decide how to vote, you should read our Bylaws, which we have included as Annex A. We have marked Annex A to show the proposed additions and deletions.

RECOMMENDATION OF THE BOARD.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" PROPOSAL 1.

                                 PROPOSAL NO. 2

PROPOSAL

        At the Special Meeting, the stockholders of the Company will be asked to approve an amendment to the Company's Bylaws to increase the limit on the Company's aggregate borrowings as a percentage of the aggregate value of the Company's properties from 50% to 65%.

BACKGROUND AND GENERAL INFORMATION

        The Company's Bylaws under Section 8.3 provide certain limitations on the Board's ability to make investment decisions on behalf of the Company. One of these restrictions is that the Company may not incur secured indebtedness in excess of 50% of the aggregate purchase price of the Company's properties. In addition, if a property were financed or refinanced at some future point, the leverage on a single property was limited to 50% of the appraised value. This limit effectively limits the amount the Company may borrow as a percentage of the historical cost of its assets by not allowing borrowing based on current, appreciated values.

        If Proposal #2 is adopted under the proposed amendment to the Company's Bylaws, the Company will be able to borrow up to 65%, rather than the current 50%, of the aggregate value of the Company's properties. "Value" of the properties would be defined as the greater of the purchase price or the fair market value of the Company's properties, as determined by the Board of Directors, for which the Board may obtain outside appraisals. In addition, the distinction between secured and unsecured indebtedness would be eliminated. Increasing this limit would allow the Company to incur additional indebtedness in the amount of 15% of the aggregate value of the Company's properties, or, presently, approximately $6,500,000, without increasing its current asset base.

        Accordingly, if Proposal #2 is adopted, the Company plans to investigate the possibility of obtaining additional financing in order to take advantage of what it considers to be favorable current interest rates to increase the Company's asset base. Additionally, by allowing for larger amounts of unsecured borrowing, the Company may have the ability to borrow and pay off advances on a line of credit, thus creating additional flexibility. The Company believes that the expansion in the Company's acquisition targets will enable the Company to better diversify its real estate holdings and enhance and preserve the value of its real estate portfolio.

RISK FACTORS ASSOCIATED WITH PROPOSAL 2

        The stockholders should consider carefully the specific risk considerations set forth below as well as the other information contained in this Proxy Statement in evaluating the potential advantages, disadvantages, terms and conditions of Proposal 2.

OUR SUBSTANTIAL INDEBTEDNESS COULD ADVERSELY AFFECT OUR CASH FLOW AND PREVENT US FROM FULFILLING OUR OBLIGATIONS.

        We have a significant amount of indebtedness. As of September 30, 2001, we had total assets of $37,562,553, total secured indebtedness of $19,920,414, total liabilities of $21,071,979, and a debt-to-total assets ratio of 56%. Our ratio of earnings-to-fixed charges was 1.7x for the year ended December 31, 2000, and 2.0x for the nine months ended September 30, 2001. Our substantial indebtedness could have important consequences for the Company and its investors. For example, it could:

        - make it more difficult for us to satisfy our financial obligations;


        - force us to dispose of one or more of the properties on disadvantageous terms in the event that we are unable to refinance our indebtedness on acceptable terms, or at all, which might result in losses to us;


        - increase our vulnerability to general adverse economic and industry conditions;

        - allow a mortgagee to foreclose upon our property or properties, appoint a receiver and receive an assignment of rents and leases or pursue other remedies, in the event that a property (or properties) is mortgaged to secure payment of indebtedness, or unsecured lenders attach assets and become secured creditors, and we are unable to meet our payments. Such actions would cause a consequent loss of our revenues and asset value. Foreclosures could also create taxable income without accompanying cash proceeds, thereby hindering our ability to meet the REIT distribution requirements of the Internal requirements of the Internal Revenue Code;

        - require us to dedicate a greater portion of our cash flow from operations to payments on our indebtedness, thereby reducing the availability of our cash flow to fund working capital and capital expenditures, and for other general corporate purposes;

        - increase the interest rates for indebtedness which bears interest at a variable rate, and thereby increase our interest costs. This increase could have a material adverse effect on us and our ability to make distributions to you or cause us to be in default under certain debt instruments (including our debt). In addition, an increase in market interest rates may lead holders of our common shares to demand a higher yield on their shares from distributions by us, which could adversely affect the market price for our common stock;

        - limit our flexibility in planning for, or reacting to, changes in our business and the REIT industry, which may place us at a competitive disadvantage compared to our competitors that have less debt; and

        - limit, along with the possible financial and other restrictive covenants in our indebtedness, among other things, our ability to borrow additional funds.

DESPITE OUR CURRENT INDEBTEDNESS LEVELS, IF STOCKHOLDERS APPROVE THIS PROPOSAL 2 WE COULD INCUR SUBSTANTIALLY MORE DEBT. THIS INCREASE IN DEBT COULD FURTHER INCREASE THE RISKS ASSOCIATED WITH OUR SUBSTANTIAL LEVERAGE.

        We may incur substantial additional indebtedness in the future. If the limit on our secured borrowings as a percentage of the value (as defined in our Bylaws) of our properties is increased from 50% to 65%, we could borrow, assuming we find a willing lender, up to an aggregate of approximately $26,400,000 against our current holdings, or approximately $6,500,000 more than the amount of our current indebtedness, based on our current assets. Additionally, we would change the definition of "value" to allow the Board to use outside appraisals to determine market value. If future appraisals were to show an increase in our property values, we would be able to borrow additional funds against the same assets, assuming we find a willing lender. If new debt is added to our current debt levels, the related risks that we now face could increase.

TO SERVICE OUR INDEBTEDNESS, WE MUST GENERATE SIGNIFICANT CASH FLOWS. OUR ABILITY TO GENERATE CASH DEPENDS ON MANY FACTORS BEYOND OUR CONTROL.

        Our ability to make payments on and to refinance our indebtedness, including the possibility of increased indebtedness upon stockholder approval of this Proposal 2, and to fund planned capital expenditures, will depend on our ability to generate cash in the future. This ability, to a certain extent, is subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond our control. Based on our current level of operations, we believe our cash flow from operations and working capital should meet our operational liquidity needs for the next twelve months and for the foreseeable future. We will need to obtain financing for certain scheduled balloon payments due within the next twelve months and will need to refinance our secured obligations from 2002 through 2018. We cannot assure you that we will be able to refinance any of our indebtedness, on commercially reasonable terms or at all. Further, we cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available in an amount sufficient to enable us to pay our indebtedness, and meet our intended initiatives on behalf of the Company, including acquisition opportunities, including the purchase of individual properties with cash or equity interests, and potential merger candidates, or to fund our other liquidity needs.

IF WE INCUR ADDITIONAL INDEBTEDNESS, THE AGREEMENT GOVERNING OUR INDEBTEDNESS COULD CONTAIN VARIOUS COVENANTS THAT LIMIT OUR DISCRETION IN THE OPERATION OF OUR BUSINESS.

        If we incur additional indebtedness, we may have to negotiate an agreement with our lenders governing the terms of the indebtedness. Typically, these types of agreements contain various provisions that could limit our discretion in the operation of our business by restricting our ability to:

        -       incur additional debt and issue preferred stock;

        -       pay dividends and make other distributions;

        -       make investments and other payments;

        -       redeem or repurchase our capital stock;

        -       consolidate or merge;

        -       create liens;

        -       sell assets; and

        -       enter into certain transactions with our affiliates.

        These restrictions on our ability to operate our business in our discretion could seriously harm our business by, among other things, limiting our ability to take advantage of financing, merger and acquisition and other corporate opportunities. In addition, credit facilities may require that we maintain specific financial maintenance covenants, including covenants establishing a maximum funded indebtedness to capitalization ratio, a minimum consolidated net worth requirement and a minimum fixed charge coverage ratio. Events beyond our control could affect our ability to meet those financial tests, and we cannot assure you that we will meet them. If we default under any financing agreements, our lenders could:

        - elect to declare all amounts borrowed to be immediately due and payable, together with accrued and unpaid interest;

        - terminate their commitments, if any, to make further extensions of credit; and

        -       become secured to the extent of all of our assets.

        If we are unable to pay our obligations to our secured lenders, they could proceed against any or all of the collateral securing our indebtedness to them. In addition, a breach of the restrictions or covenants contained in our loan documents could cause an acceleration of our indebtedness. We may not have, or be able to obtain, sufficient funds to repay our indebtedness in full upon acceleration.


AMENDMENT OF OUR BYLAWS

        If stockholders approve this Proposal 2, we will amend our bylaws to increase the limit on the Company's aggregate borrowings as a percentage of the value of the Company's properties from 50% to 65%. Accordingly, our Board has adopted the following amendments to our Bylaws. Approval of the amendments to our Bylaws is also contingent upon our stockholders approving this Proposal 2.

        RESOLVED, that the following sections of our Amended and Restated Bylaws be, and hereby are, amended by:

        1. Adding to Article 1.3 the following definition:

                "Value". For the purposes of calculating maximum indebtedness pursuant to section 8.3 (d) herein, the Value of a single Property shall the greater of:

                (a) The original purchase price; or

                (b) The fair market value, as determined by the Company's Board of Directors.

        The Board of Directors may use outside appraisals to assist it in determining fair market value, but is under no obligation to do so.

        2. Amending and restating Section 8.3(d) to read in its in its entirety as follows:

                (d) incur indebtedness such that the Company's aggregate indebtedness exceeds 65% of the aggregated Value of real property owned by the Company. Should aggregate indebtedness exceed 65% of aggregated Value of real property owned by the Company due to a reduction in fair market value from a previous determination by the Board of Directors, there shall not be a required adjustment in borrowing levels until a property is purchased or refinanced. The amount of secured indebtedness of any single Property shall not exceed 80%.


WHY WE NEED STOCKHOLDER APPROVAL

        Section 11.2 of our Bylaws allows the Board of Directors to alter, amend or repeal by Bylaws. However, in the event the Board amends certain provisions, including Sections 8.3(d) that the Board has amended above, the Board is required to obtain the approval by vote of the majority of the Company's stockholders present either in person or by proxy at a duly authorized meeting of stockholders. A stockholder vote "FOR" this Proposal 2 shall constitute the approval of the amendments set forth above as required under Section 11.2 of our Bylaws.

DISSENTERS RIGHTS.

        Under Delaware law, stockholders are not entitled to dissenters' rights with respect to this Proposal 2.

        Before you decide how to vote, you should read our Bylaws, which we have included as Annex A. We have marked Annex A to show the proposed additions and deletions.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

        The following table sets forth information as of the Special Meeting Record Date regarding beneficial ownership of shares of Common Stock held by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all directors and executive officers as a group.


                                                             SHARES OF COMMON
                                                            STOCK BENEFICIALLY       PERCENT OF CLASS
 NAME AND BUSINESS ADDRESS OF BENEFICIAL OWNER                   OWNED (1)                  (1)
-----------------------------------------------             ------------------       ----------------
Allen K. Meredith (2) ...................................           0(3)                     0%
James E. Prock (2) ......................................         300                        *
Charles P. Wingard (2) ..................................           0                        0%
Shirley J. Coria (2) ....................................           0                        0%
David C. Harrison (2) ...................................           0                        0%
Neal E. Nakagiri (2) ....................................           0                        0%
Patricia F. Meidell (2) .................................           0                        0%
James P. Moore (2) ......................................           0                        0%
John H  Redmond (2) .....................................           0                        0%
Eric P. Von der Porten (2) ..............................           0                        0%
All Directors and Executive Officers as a Group .........         300(3)                     *
 * less than 1%

----------

(1) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table. Share amount and percentage figures are rounded to the nearest whole number. Percentage figures are based upon 2,927,967 shares of Common Stock outstanding as of the Special Meeting Record Date. All shares of Common Stock not outstanding but which may be acquired by a particular stockholder within 60 days of the Special Meeting Record Date are deemed to be outstanding for the purposes of calculating beneficial ownership and computing the percentage of the class beneficially owned by such stockholder, but not by any other stockholder.

(2) The business address for each of these individuals is 5933 W. Century Boulevard, Ninth Floor, Los Angeles, California 90045.

(3) The Company is contractually obligated to grant Mr. Meredith options to purchase 200,000 shares of common stock, with 100,000 shares vesting after one year of service. No options have been granted to date, and no shares are expected to vest before January 30, 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company has had certain transactions arising out of its relationship with the Advisor and affiliates of the Advisor, including the negotiation of the termination of the Advisory Agreement. The Advisor is an affiliate of Associated Financial Group, Inc. None of the agreements and arrangements, including those relating to compensation, between the Company and the Advisor and its affiliates are the result of arm's-length negotiations.

        Mr. Nakagiri, one of our directors, is the President and a director of Associated Financial Group, Inc., an affiliate of the Advisor, which certain receives fees from the Company for its advisory services. Mr. Nakagiri has abstained from voting with respect to the proposals set forth in this proxy statement.

        West Coast Realty Management Inc., an affiliate of AFG and the Advisor, currently acts as the property manager to the properties owned by the Company pursuant to a Property Management Agreement with the Company. During 2000, the Company paid West Coast Realty Management, Inc. $185,722. West Coast Realty Management, Inc. is owned 80% by Associated Financial Group and 20% by W. Thomas Maudlin, Jr., the Company's former President and Director.

        The Company is contractually obligated to grant Allen K. Meredith options to purchase 200,000 shares of Common Stock. Additionally, in connection with becoming a director and Chairman of the Board in August 2001, Mr. Meredith indicated to the Company that he or his affiliate intends to offer to enter into a stock purchase agreement with the Company by which Mr. Meredith would agree to acquire, initially, an aggregate of up to 9.8% of the outstanding Common Stock at a mutually agreeable price per share. In the event of such an offer, the Company would consider amending its Bylaws to allow Mr. Meredith (along with one or more of his affiliates) to purchase up to an aggregate of 20% or more of the Common Stock, or such other lower percentage that is consistent with maintaining the Company's tax status as a REIT.

                                  OTHER MATTERS

        The Board of Directors is not aware of any other matter that may properly come before the Special Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Special Meeting, the persons named in the enclosed form of Proxy will have discretionary authority to vote all Proxies with respect thereto in accordance with their judgment and applicable law.

STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

Whether you intend to be present at the Special Meeting or not, we urge you to return your signed proxy promptly.

BY ORDER OF THE BOARD OF DIRECTORS:

/S/ ALLEN K. MEREDITH

Allen K. Meredith
Chairman of the Board, President and CEO

                                      PROXY


                        WEST COAST REALTY INVESTORS, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                               January 15, 2002



The undersigned stockholder of West Coast Realty Investors, Inc. (the "Company") hereby nominates, constitutes and appoints Allen K. Meredith and Shirley J. Coria , and each of them, as agents and proxies of the undersigned, each with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Company's offices at 5933 West Century Boulevard, Ninth Floor, Los Angeles, California 90045 on January 15, 2002 at 11:00 AM local time, and at any and all postponements or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

        1. To amend certain provisions of the Bylaws of the Company to allow the Company to become a self-advised and self-administered REIT.

        FOR                         AGAINST                        ABSTAIN
           ------                          ------                         -----

         2. To amend the Bylaws of the Company to increase the limit on the Company's aggregate borrowings as a percentage of the aggregate value of the Company's properties from 50% to 65%.

        FOR                         AGAINST                        ABSTAIN
           ------                          ------                         -----

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NO. 1 AND 2. THIS PROXY CONTAINS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE, THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. ON ALL MATTERS, IF ANY, PRESENTED AT THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.


                      (Please Sign and Date on Other Side)

                                      Date:

                                      I do      do not        expect to attend
                                          -----        -----
                                      the meeting.


                                      ------------------------------------------
                                              (Signature of Stockholder)


                                      ------------------------------------------
                                              (Signature of Stockholder)


                                      (Please date this proxy and sign your name as it appears on the Company's stock ownership records. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

                                      THIS PROXY IS SOLICITED ON BEHALF OF THE
                                      BOARD OF DIRECTORS, AND MAY BE REVOKED
                                      PRIOR TO ITS EXERCISE BY FILING WITH THE
                                      SECRETARY OF THE COMPANY AN INSTRUMENT
                                      REVOKING THIS PROXY, OR A DULY EXECUTED
                                      PROXY BEARING A LATER DATE, OR BY
                                      APPEARING AND VOTING IN PERSON AT THE
                                      MEETING.

                           AMENDED AND RESTATED BYLAWS
                                       OF
                        WEST COAST REALTY INVESTORS, INC.

                                      TABLE
                                   OF CONTENTS


                                                                            Page
                                                                            ----
ARTICLE I   DEFINITIONS......................................................1
      1.1   Name.............................................................1
      1.2   Nature of Company................................................1
      1.3   Definitions......................................................2

ARTICLE II  OFFICES.........................................................10
      2.1   Principal Office................................................10
      2.2   Other Offices...................................................10

ARTICLE III MEETINGS OF SHAREHOLDERS........................................10
      3.1   Place of Meetings...............................................10
      3.2   Annual Meetings.................................................11
            (a)   Time of Holding...........................................11
            (b)   Notice....................................................11
            (c)   Affidavit of Notice.......................................12
      3.3   Special Meetings and Notice Thereof.............................12
            (a)   How Called................................................12
            (b)   Notice....................................................13
      3.4   Adjourned Meetings and Notice Thereof...........................13
      3.5   Voting at Meetings of Shareholders..............................13
            (a)   General...................................................13
            (b)   Affiliated Transactions...................................13
      3.6   Quorum..........................................................14
      3.7   Waiver of Notice................................................14
      3.8   Proxies.........................................................15
      3.9   Inspectors of Election..........................................15

ARTICLE IV  DIRECTORS.......................................................16
      4.1   Powers..........................................................16
      4.2   Number and Qualification of Directors...........................17
      4.3   Election and Term of Office.....................................17
      4.4   Vacancies.......................................................17
      4.5   Place of Meeting................................................18
      4.6   Annual Meeting..................................................18
      4.7   Special Meetings................................................19
      4.8   Adjournment.....................................................19
      4.9   Notice of Adjournment...........................................20
      4.10  Entry of Notice.................................................20
      4.11  Waiver of Notice................................................20
      4.12  Quorum..........................................................20
      4.13  Fees and Compensation...........................................21
      4.14  Action without Meeting..........................................21
      4.15 INTENTIONALLY OMITTED.............................................

      4.16  Qualification and Removal of Directors for Cause................21
      4.17  Removal of Director without Cause...............................25
      4.18  Experience of Directors.........................................25

ARTICLE     V OFFICERS......................................................25
      5.1   Officers........................................................25
      5.2   Election........................................................25
      5.3   Subordinate Officers............................................25
      5.4   Removal and Resignation.........................................26
      5.5   Vacancies.......................................................26
      5.6   Chairman of the Board...........................................26
      5.7   President.......................................................26
      5.8   Vice Presidents.................................................27
      5.9   Secretary.......................................................27
      5.10  Assistant Secretaries...........................................28
      5.11  Treasurer.......................................................28
      5.12  Assistant Financial Officers....................................29

ARTICLE VI  SHARES OF STOCK.................................................29
      6.1   Registered Ownership, Share Certificates and Shares in
            "Uncertificated" Form...........................................29
      6.2   Transfer of Shares..............................................30
      6.3   Shareholders' Disclosures:  Redemption of Shares................31
      6.4   Right to Refuse to Transfer Shares..............................32
      6.5   Limitation on Acquisition of Shares.............................33
      6.6   Lost, Stolen or Destroyed Certificates..........................34
      6.7   Dividends; Dividend Record Date and Closing Stock Books.........35
            (a)   Declaration of Dividend...................................35
            (b)   Record Date...............................................35
            (c)   Dividends in Kind.........................................36
      6.8   Suitability of Shareholders.....................................36
            (a)   Income and Net Worth Standards............................36
            (b)   Fiduciary Accounts........................................36
            (c)   Information in Prospectus.................................37
            (d)   Determination that Sale to Shareholder is Suitable
                  and Appropriate...........................................37
      6.9   Dividend Reinvestment Plan......................................38

 ARTICLE VII - INTENTIONALLY OMITTED........................................42
 ARTICLE VIII INVESTMENT POLICY.............................................

      8.1   General Statement of Policy.....................................42
      8.2   Other Invested Assets...........................................44
      8.3   Restrictions....................................................45

ARTICLE IX LIABILITY OF DIRECTORS,  SHAREHOLDERS AND OFFICERS
            AND OTHER MATTERS...............................................52
      9.1   Exculpation of Directors. Officers and Others...................52
      9.2   Actions Involving, Directors, Officers OR Employees.............52
      9.3   Actions Involving Agents........................................54
      9.4   Determination of Right to Indemnification in Certain Instances..55
      9.5   Successful Defense..............................................56
      9.6   Insurance.......................................................56
      9.7   Subsidiaries of Company.........................................56
      9.8   Right of Directors, Officers and Others to Own Shares or other
            Property and to Engage in Other Business........................57
      9.9   Transactions Between the Company and Affiliated Persons.........58
      9.10  Restriction of Duties and Liabilities...........................59
      9.11  Persons Dealing with Directors or Officers......................59
      9.12  Reliance........................................................59
      9.13  Income Tax Status...............................................60

ARTICLE X   MISCELLANEOUS...................................................60
      10.1  Inspection of Bylaws............................................60
      10.2  Books, Records, Accountings and Reports.........................60
            (a)   Maintenance of Books and Records..........................60
            (b)   Delivery to a Shareholder and Inspection..................61
      10.3  Checks, Drafts, Etc.............................................62
      10.4  Execution of Contracts, Etc.....................................62
      10.5  Representation of Shares of Other Corporations..................62
      10.6  Annual Report...................................................63
      10.7  Quarterly Reports...............................................63
      10.8  Other Reports...................................................64
      10.9  Provisions of the Company in Conflict with Law or Regulation....64

ARTICLE XI  AMENDMENTS TO BYLAWS............................................65
      11.1  Power of Shareholders...........................................65
      11.2  Power of Directors..............................................66
      11.3  Amendments with Respect to ERISA................................66

                           AMENDED AND RESTATED BYLAWS
                                       OF
                        WEST COAST REALTY INVESTORS, INC.


                                    ARTICLE I

                                   DEFINITIONS


        1.1 Name. The name of the corporation is "WEST COAST REALTY INVESTORS, INC.," and is referred to herein as the "Company." As far as practicable and except as otherwise provided in the Organizational Documents, the Directors shall manage the business and conduct affairs of the Company, execute all documents, and sue or be sued in the name of West Coast Realty Investors, Inc. If the Directors determine that the use of that name is not practicable, legal, or convenient, they may use another designation or adopt another name under which the Company may hold property or conduct its activities.


        1.2 Nature of Company. The Company is a corporation organized under the laws of the State of Delaware. The Company shall carry on business as a "real estate investment trust" (hereinafter called "REIT").

        1.3 Definitions. For purposes of these Bylaws, the following terms shall have the respective meanings set forth below in this Section 1.3 unless the context requires otherwise. In these Bylaws, words in the singular number include the plural, and words in the plural number include the singular.

        "Acquisition Expenses." All expenses including but not limited to legal fees and expenses, travel and communication expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance, and miscellaneous expenses related to selection and acquisition of properties, whether or not acquired.

        "Acquisition Fees." The total of all fees and commissions paid by any party to any party in connection with making or investing in mortgage loans or the purchase, development, or construction of a Property by the Company, including any real estate commission, selection fee, Development Fee, Construction Fee, non-recurring management fee, loan fees or points, or any fee of a similar nature, however designated, but not to include any Development Fees or Construction Fees paid to persons not affiliated with the sponsor in connection with the actual development and construction of a project.

        "Affiliate." An Affiliate of another Person includes any of the following (a) any Person directly or indirectly controlling, controlled by or under common control with such other Person, (b) any person directly or indirectly owning, controlling or holding with power to vote 100 or more of the outstanding voting securities of such other Person, (c) any executive officer, director, trustee or general partner of such other Person, (d) any legal entity for which such Person acts as an officer, director, trustee or partner, and (e) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such other Person.

        "Annual Meeting of Shareholders." The Annual Meeting as described in
Section 3.2 below.

        "Annual Report." The Annual Report (described in Section 10.6, below) shall contain financial statements prepared in accordance with generally accepted accounting principles which are audited and reported upon by independent certified public accountants.

        "Appraisal." The value of, as of the date of the Appraisal of real property in its existing state or in a state to be created, as determined by an Independent Expert. The Directors may in good faith rely on a previous Appraisal made on behalf of other Persons, provided, (a) it meets these standards and was made in connection with an investment in which the Company acquires an entire or participating interest, or (b) it was prepared not earlier than two years prior to the acquisition by the Company of its interest in the real property. In appraising Properties, appraisers may take into consideration each of the specific terms and conditions of a purchase, including any leaseback or other guarantee arrangement. An Appraisal may not necessarily represent the cash value of the Property but may consider the value of the income stream from the Property plus discounted value of the fee interest, and other terms of the purchase.

        "Average Invested Assets." The average of the aggregate book value, for any period, of the assets of the Company invested, directly or indirectly, in equity interests in and loans secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves. Average Invested Assets is computed by taking the average of such values at the end of each month during such period.

        "Bylaws." These Bylaws and all amendments, restatements, or modifications thereof. References in these Bylaws to "herein," "hereof," and "hereunder" shall be deemed to refer to these Bylaws and shall not be limited to the particular text, article, or section in which such words appear.

        "Code." The Internal Revenue Code of 1986, as amended.

        "Competitive Commission." The real estate or brokerage commission paid for the purchase or sale of a Property which is reasonable, customary and competitive in light of the size, type and location of the Property.

        "Construction Fee." A fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitation on a Company's Property.

        "Development Fee." A fee for the packaging of the Company's Property, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the specific Property, either initially or at a later date.

        "Directors." As of any particular time, the members of the board of directors of the Company holding office at such time.

        "Independent Expert." A Person with no material current or prior business or personal relationship with the Directors who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Company.

        "Invested Assets." For any fiscal quarter the total assets (other than intangibles) of the Company valued at cost before deducting depreciation or other noncash reserves, less liabilities. Invested Assets is computed by taking the average of such values at the end of each month during such quarter.


        "Net Income." For any period, the total revenues applicable to such period, less expenses applicable to such period, other than additions to reserves for depreciation or bad debts or other similar non-cash reserves.

        "Operating Expenses." The aggregate annual expenses of every character paid or incurred by the Company as determined in accordance with generally accepted accounting principles, as determined by independent accountants selected by the Directors, excluding, however, the following: (a) the expenses of raising capital such as Organization and Offering Expenses, legal, audit accounting, underwriting, brokerage, listing, registration and other fees, printing and such other expenses, and tax incurred in connection with the issuance, distribution, transfer, registration, and stock exchange listing of the Company's securities; (b) interest (i.e., the cost of money borrowed by the Company); (c) taxes on income, taxes and assessments on real property and all other taxes applicable to the Company; (D) Acquisition Fees, Acquisition Expenses, real estate commissions on resale of Property, and other expenses connected with the acquiring, financing, refinancing, disposing of, maintaining, managing and owning real estate equity interests, mortgage loans, or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property); and (E) non-cash expenditures (including depreciation, amortization and bad debt reserve).

        "Organization and Offering Expenses." All expenses incurred by and to be paid from the assets of the Company in connection with and in preparing the company's securities for registration and subsequently offering and distributing them to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters' attorneys), expenses for printing, engraving, mailing, salaries, registrars, trustees, escrow holders, depositaries, experts, expenses of qualification of the sale of the securities under Federal and State laws, including taxes and fees, accountants' and attorneys' fees.

        "Organization Documents." The Certificate of Incorporation and the Bylaws of the Company.

        "Person." Any natural person, partnership, corporation, association, trust, limited liability company or other legal entity.

        "Property" or "Properties." All properties or any interest in a property acquired directly or indirectly by the Company, including any direct or indirect investment in any interest in land, leasehold interests, buildings, structures, improvements, fixtures, equipment and furnishings in connection with land, and rights or interests in land, whether equity or debt, or any entity, partnership or venture whose principal purpose is to make any such investment or investments. Reference to a "Property" shall be to any one of them.

        "Prospectus." The meaning given to that term by Section 2(10) of the Securities Act of 1933, including a preliminary Prospectus; provided, however, that such term as used herein shall also include an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act of 1933, as amended, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling securities to the public.

        "Purchase Price." The amount actually paid or allocated to the purchase, development, construction or improvement of a Property exclusive of Acquisition Fees and Acquisition Expenses.

        "Real Estate Investment Trust" or "REIT." A real estate investment trust, as defined in Part II, Subchapter M of Chapter 1 (Sections 856-860) of the Code.

        "Rollup." A transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Rollup Entity. Such term does not include (a) a transaction involving securities of the Company that have been listed for at least twelve months on a national securities exchange or traded through the National Association of Securities Dealers Automated Quotation National Market System or
(b) a transaction involving the conversion to corporate, trust or association form of only the Company if, as a consequence of the transaction, there will be no significant adverse change in any of the following (i) the Shareholders' voting rights, (ii) the term of existence of the Company, OR (III) the Company's investment objectives.

        "Rollup Entity." A partnership, REIT, corporation, trust or other entity that will be created or would survive after the successful completion of a proposed Rollup transaction.

        "Shares." Shares of common stock of the Company.

        "Shareholders." The beneficial holders of the Company's Shares.

        "Sponsor." Any person directly or indirectly instrumental in organizing the Company, wholly or in part, or who will manage or participate in the management of the Company and its Affiliates. "Sponsor" does not include any unaffiliated person whose only relationship with the Company is that of an independent property manager receiving compensation from the Company as such, and unaffiliated third parties such as attorneys, tax preparers, accountants and underwriters whose only compensation from the Company is for the professional services rendered in connection with the offering of the Company's securities or the operations of the Company. A person may also be a Sponsor of the Company by
(a) taking the initiative directly or indirectly in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other persons, (b) receiving a material participation in the Company in connection with the founding or organization of the business of the Company in consideration of services or property or both services and property, (c) having a substantial number of relationships and contacts with the Company, (d) possession significant rights to control the Company's properties, (e) receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry, or (f) providing goods or services to the Company on a basis which was not negotiated at arms' length with the Company.

        "Unimproved Real Property." The real property of the Company which has the following three characteristics: (a) An equity interest in real property which was not acquired for the purpose of producing rental or other operating income; (b) Has no development or construction in process on such land; and (c) No development or construction on such land is planned in good faith to commence on such land within one year.

        "Value." For the purposes of calculating maximum indebtedness pursuant to section 8.3(d) herein, the Value of a single Property shall the greater of:

        (a) The original purchase price; or
        (b) The fair market value, as determined by the Company's Board of Directors.

The Board of Directors may use outside appraisals to assist it in determining fair market value, but is under no obligation to do so.

                                   ARTICLE II

                                     OFFICES

        2.1 Principal Office. The principal office for the transaction of the business of the Company is hereby fixed and located at 5933 West Century Boulevard, Ninth Floor, Los Angeles, California.

        The Board of Directors is hereby granted full power and authority to change said principal office from one location to another within or without the State of Delaware.

        2.2 Other Offices. The Board of Directors may establish branch or subordinate offices at any time at any place or places as the Board of Directors may from time to time determine or as the business of the Company may require.

                                   ARTICLE III

                            MEETINGS OF SHAREHOLDERS

        3.1 Place of Meetings. All annual and all other meetings of shareholders shall be held at the principal office of the Company, or at any other place within or without the State of Delaware which may be designated by the Board of Directors, pursuant to authority hereinafter granted to said board.

        3.2 Annual Meetings.

            (a) Time of Holding. The Annual Meetings of Shareholders shall be held on the first Tuesday in June of each year, commencing in June of 1990, at 10:00 a.m., or such other date as is fixed by the Directors; provided, however, that should that day fall on a legal holiday, then any such Annual Meeting of Shareholders shall be held at the same time and place on the next day thereafter ensuing which is not a legal holiday. The Company's Annual Report shall be delivered to Shareholders within 30 days prior to the date of the Annual Meetings and the Company's Directors shall take reasonable action to insure such delivery. At such meetings, Directors shall be elected, reports of the affairs of the Company shall be considered, and any other business that is within the powers of the Shareholders may be transacted.

            (b) Notice. Written notice of each Annual Meeting shall be given to each Shareholder of record entitled to vote, either personally or by first-class mail or other means of written communication, charges prepaid, addressed to such Shareholder at his address appearing on the books of the Company or given by him to the Company for the purpose of notice, except if notice need not be given. pursuant to Section 230(b) of the Delaware General Corporation Law. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. All such notices shall be sent to each Shareholder entitled thereto not less than 15 days nor more than 60 days before each Annual Meeting, shall specify the place, the day, and the hour of that meeting and those matters that the Board of Directors at the time of the notice intends to present for action by the Shareholders.

            (c) Affidavit of Notice . An affidavit of the mailing or other means of giving any notice of any Shareholders, meeting shall be executed by the Secretary, Assistant Secretary or any transfer agent of the Company giving the notice, and shall be filed and maintained in the minute book of the Company.

        3.3 Special Meetings and Notice Thereof.

            (a) How Called. Special meetings of the Shareholders for any purpose whatsoever may be called at any time by the Chief Executive Officer, President or the Chairman of the Board, by a majority of the Directors, by a majority of the Directors, or by Shareholders holding an aggregate of not less than 10% of the outstanding Shares of the Company. If a meeting is called by any Person or Persons other than the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President, a request shall be made in writing, specifying the specific nature of the business proposed to be transacted and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President, or the Secretary of the Company. The officer receiving the request shall cause notice to be given to the Shareholders entitled to vote in accordance with the provisions of this Article III within 10 days of the request. Any special meeting will be held at the time requested by the Person or Persons calling the meeting, not less than 15 nor more than 60 days after the receipt of the request. If the notice is not given within 10 days after receipt of the request, the Person or Persons requesting the meeting may give the notice. Nothing contained in this Section 3.3(a) shall be construed as a limiting, fixing, or affecting the time when a meeting of Shareholders called by action of the Board of Directors may be held.

            (b) Notice. Unless otherwise provided in Title 8 of the Delaware Corporation Law, notice of a special meeting shall be given in the same manner as for Annual Meetings of Shareholders. Notices of any special meeting shall specify, in addition to the place, date and hour of such meeting, the purpose or purposes for which the special meeting is called and that no other business may be transacted at the special meeting.

        3.4 Adjourned Meetings and Notice Thereof. Whether or not a quorum is present, any annual or special Shareholders meeting may be adjourned from time to time by the Chairman of the meeting. In the absence of a quorum no other business may be transacted at such meeting, however.

        It shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting other than by announcement at the meeting at which such adjournment is taken, provided, however, that if any annual or special Shareholders' meeting is adjourned for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of a special meeting.

        3.5 Voting at Meetings of Shareholders.

            Subject to the right of the Board of Directors to provide otherwise, only persons in whose name Shares entitled to vote are registered on the stock records of the Company on the record date, or if no record date is designated on the day immediately preceding the date upon which notice of any meeting of Shareholders is given, as provided in this Article, shall be entitled to notice of and to vote at such meeting, notwithstanding any transfer of any Shares on the books of the Company after such record date; provided, however, such record date shall not be more than sixty (60) days nor less than ten (10) days prior to such meeting.



        3.6 Quorum. The presence in person or by proxy of a majority of the Shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. Except as provided in the next sentence, the affirmative vote of a majority of the Shares represented and voting at a duly held meeting at which a quorum is present shall be an act of the Shareholders, unless a vote of a greater number is required by the Certificate of Incorporation or these Bylaws. The Shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the Shares required to constitute a quorum.

        3.7 Waiver of Notice. Anything herein to the contrary notwithstanding, notice of any meeting of Shareholders need not be given to any Shareholder who in person or by proxy shall have waived in writing notice of the meeting, either before or after such meeting, or who shall attend the meeting in person or by proxy, unless he attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. All such written waivers shall be filed with the Company's records or made a part of the minutes of the meeting.

        3.8 Proxies. Every person entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent, provided that no such proxy shall be valid after the expiration of 36 months from the date of its execution unless the person executing it specifies therein the length of time for which such proxy is to continue in force.

        A proxy shall be deemed signed if the Shareholder's name is placed on the proxy in writing by the Shareholder or the Shareholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the Person executing it before the vote pursuant to that proxy by (1) a writing delivered to the Company stating that the proxy is revoked, (2) execution of a subsequent proxy, (3) attendance at the meeting and voting in person, or (4) transfer of the Shares represented by the proxy to a transferee who becomes a Shareholder of record prior to the record date established for the vote. Such validly executed proxy otherwise may be revoked by written notice of the death or incapacity of the maker of that proxy received by the Company before the vote pursuant to that proxy is counted.

        3.9 Inspectors of Election. Before any meeting of Shareholders, the Board of Directors may appoint any Persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the Chairman of the meeting may, and on the request of any Shareholder or a Shareholder's proxy shall, appoint inspectors of election at the meting. The number of inspectors shall be one or three. If inspectors are appointed at a meeting on the request of one or more Shareholders or proxies, the holders of a majority of Shares or their proxies present at the meeting shall determine the precise number of inspectors to be appointed. If any Person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the meeting may, and upon the request of any Shareholder or a Shareholder's proxy shall, appoint a Person to fill that vacancy.

        These inspectors shall: (a) Determine the number of Shares outstanding and the voting power of each, the Shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;
(b) Receive votes, ballots, or consents; (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote; (d) Count and tabulate all votes, ballots or consents; (e) Determine when the polls shall close; (f) Determine the result; and (g) Do any other acts that may be proper to conduct the election or vote with fairness to all Shareholders.

                                   ARTICLE IV

                                    DIRECTORS

        4.1 Powers. Subject to limitations of the Certificate of Incorporation, the Bylaws, and the Delaware Corporation Law relating to action required to be authorized or approved by the Shareholders or the outstanding Shares, and subject to the duties of Directors as prescribed by the Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company shall be controlled by, the Board of Directors.

        4.2 Number and Qualification of Directors. The authorized number of Directors may be increased or decreased by the Directors or Shareholders, but shall be not less than three (3) nor more than five (5).

        4.3 Election and Term of Office. The Directors shall be elected at each Annual Meeting of Shareholders. All Directors shall hold office until the first annual meeting of the Shareholders or until their respective successors are elected and qualified.

        4.4 Vacancies. Vacancies in the Board of Directors may be filled by a majority of the remaining Directors (even if less than a quorum) or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote or written consent of the Shareholders or by court order may be filled only by the vote of a majority of the Shares entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of holders of a majority of the outstanding Shares entitled to vote. Each Director so elected shall hold office until his successor is elected at an Annual or a special meeting of the Shareholders.

        A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation, or removal of any Director, if the authorized number of Directors is increased, or if the Shareholders fail to elect the authorized number of Directors to be voted for at any meeting at which any Director or Directors are elected.

        Any Director may resign effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors. The shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled' by the Directors.

        If the Board of Directors accepts the resignation of a Director tendered to take effect at a future time, the Board or the Shareholders shall have the power to elect a successor to take office when the resignation is to become effective.



        No reduction in the authorized number of Directors shall have the effect of removing any Director prior to the expiration of his term of office.

        4.5 Place of Meeting. Regular meetings of the Board of Directors shall be held at any place which has been designated from time to time by the Chairman of the Board or by written consent of all members of the Board. In the absence of such designation, regular meetings shall be held at the principal office of the Company. Special meetings of the Board may be held either at a place so designated or at the principal office. Special meetings of any committee established hereunder shall be held at any place designated by the Chairman of the committee or all members of the committee or at the principal office. Members of the Board and any such committee may participate in a meeting through use of conference telephone or similar communication equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting by means of the above described procedure shall constitute presence in person at such meeting.

        4.6 Annual Meeting. Unless the Board of Directors decides otherwise, it shall hold a regular meeting for the purpose of election of officers and the transaction of other business immediately following each Annual Meeting of Shareholders. Notice of that meeting is hereby dispensed with.

        4.7 Special Meetings. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board, the President, the Vice President, the Secretary, or any two Directors. Special meetings of any committee established hereunder may be called by the Chairman of the Board or any two members of that committee.

        Written notice of the time and place of special meetings of the Board of Directors, or any committee established hereunder, shall be delivered personally to the Directors or committee members or sent to each Director or committee member by mail or by other form of written communication, charges prepaid, addressed to him at his address as it appears upon the records of the Company or, if that address is not so shown or is not readily ascertainable, at the place in which the meetings of Directors are regularly held. If that notice is mailed, it shall be deposited in the United States mail in the location of the Company's principal office at least 4 days before the meeting. If that notice is delivered personally or telegraphed, it shall be so delivered or deposited with the telegraph company at least 48 hours before the meeting in the case of a meeting of the Board of Directors, or at least 24 hours before the meeting in the case of a committee meeting. In addition to the written notice pursuant to this paragraph, notice of meetings of committees established hereunder may also be given orally by the Chairman of the Board or President, either personally or by telephone, at least 24 hours before the meeting. Any such mailing, telegraphing, delivery, or oral communication shall be due, legal, and personal notice to such Director.

        4.8 Adjournment. Irrespective of whether they constitute a quorum, a majority of the Directors present may adjourn any Directors, meeting to another time and place.

        4.9 Notice of Adjournment. If a meeting is adjourned for more than 24 hours, before the time of reconvening the adjourned meeting, notice thereof shall be given to the Directors who were not present at the time of adjournment. Such notice shall be given pursuant to Section 4.7.

        4.10 Entry of Notice. Whenever any Director has been absent from any special meeting of the Board of Directors, an entry in the minutes to the effect that notice has been duly given shall be conclusive and incontrovertible evidence that due notice of that special meeting was given to such Director as required by law and the Bylaws of the Company.

        4.11 Waiver of Notice. The transactions of any meeting of the Board of Directors, however called and noticed and wherever held, shall be as valid as though conducted at a meeting duly held after regular call and notice if a quorum is present and if either before or after the meeting each of the Directors not present signs a written waiver of notice of or consent to holding the meeting or' an approval of the minutes thereof. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

        4.12 Quorum. Except to adjourn as hereinabove provided, a majority of the authorized number of Directors or number of members of any committee established hereunder, as the case may be, shall be necessary to constitute a quorum for the transaction of business. Every act or decision of a majority of the Directors or committee members at a meeting duly held at which a quorum is present shall be regarded as an act of the Board of Directors unless a greater number is required by law or by the any of the organizational Documents. However, a. meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors or committee members, provided that unless otherwise expressly permitted by these Bylaws, any action taken under those circumstances must be approved by at least a majority of the required quorum for such meeting.

        4.13 Fees and Compensation. The Directors shall be entitled to receive such reasonable compensation for their services as Directors may fix or determine from time to time. The Directors shall also be entitled to receive remuneration either directly or indirectly for services rendered to the Company in any other capacity. Such services may include, without limitation, services as an officer of the Company, legal, accounting, or other professional services, or services as a broker, transfer agent, or underwriter, whether performed by a Director or any person affiliated with a Director.

        4.14 Action without Meeting. Any action required or permitted to be taken by the Board of Directors under the Delaware Corporation Law may be taken without a meeting if all members of the Board individually or collectively consent in writing to such action. Any such consent or consents shall be filed with the minutes of the meetings of the Board.

        4.15

INTENTIONALLY OMITTED


        Qualification and Removal of Directors for Cause. A Director who has been declared of unsound mind by an order of court, or who has pled guilty or nolo contendere to or been convicted of a felony involving moral turpitude shall not be qualified to be a Director and the Board of Directors may declare vacant the office of a Director who is so disqualified.

        4.17 Removal of Director without Cause. Any or all Directors may be removed without cause if their removal is approved by the affirmative vote of a majority of the outstanding Shares entitled to vote. Any reduction of the authorized number of Directors shall not operate to remove any Director prior to the expiration of such Director's term of office.

        4.18 Experience of Directors. A Director shall have had at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Directors shall have three years of relevant real estate experience.

                                    ARTICLE V

                                    OFFICERS

        5.1 Officers. The officers of the Company shall be a chairman of the Board, a President, a Secretary, a Chief Financial Officer (Treasurer), and such other officers with such titles and duties as may be appointed in accordance with the provisions of Section 5.3 hereof. Any number of offices may be held by the same person.

        5.2 Election. The officers of the Company, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 hereof, shall be chosen annually by the Board of Directors, and each shall hold his office until he resigns, is removed, is otherwise disqualified to serve, or his successor is elected and qualified.

        5.3 Subordinate Officers. The Board of Directors may appoint such other officers as the Company's business requires, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

        5.4 Removal and Resignation. A majority of Directors may remove any officer with or without cause at any regular or special meeting of the Board.

        Any officer may resign at any time by giving written notice to the Company's Board of Directors, Chairman, President or Secretary. Any such resignation shall take effect at the date of the receipt of such notice or any later time specified therein. Unless otherwise specified therein, the acceptance of such a resignation shall not be necessary to make it effective.

        5.5 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office.

        5.6 Chairman of the Board. The Chairman of the Board shall be the Chief Executive officer of the Company, and, if present, preside at all meetings of the Board of Directors and Shareholders and exercise and perform all such other powers and duties as may from time to time be assigned to him by the Board of Directors or prescribed by the Bylaws. He shall be an ex-officio member of all standing committees of the Board.

        5.7 President. Subject to the Board of Directors and the supervisory powers of the Chairman of the Board, the President shall have general supervision, direction and control of the business of the Company. He shall preside at meetings of the Shareholders or at meetings of the Board of Directors if the Chairman is absent. He shall have general powers and duties of management, together with such other powers and duties as may be prescribed by the Board of Directors.

        5.8 Vice Presidents. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other powers and shall perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws.

        5.9 Secretary. The Secretary shall keep a book of minutes at the Company's principal place of business or at such other place of business as the Directors may order. These minutes shall record the proceedings of Director and Shareholder meetings and shall set forth the following items with respect to each such meeting: its time and place; its quality as regular or special; the manner of notice given; for Director meetings, the names of those present; for Shareholder meetings, the number of Shares present, or represented; and, for special meetings, the manner in which authorized.

        The Secretary shall keep a Stock Ledger or duplicate thereof at the Company's principal office or at the office of the Company's transfer agent. This Stock Ledger shall set forth the names of the Shareholders in alphabetical order and their addresses, the number and classes of Shares held by each (whether in certificate or "unissued certificate" form), the number and the date of certificates issued for the same, if any, and the number and date of cancellation of every certificate surrendered for cancellation.

        The Secretary shall give notice of all the meetings of the Shareholders and of the Board of Directors required by the Bylaws or by law, shall keep the seal of the Company in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

        5.10 Assistant Secretaries. In the absence or disability of the Secretary, the Assistant Secretaries in order of their rank as fixed by the Board of Directors or, if not ranked, the Assistant Secretary designated by the Board of Directors, shall perform all the duties of the Secretary and, when so acting, shall have all the powers of and be subject to, all the restrictions upon the Secretary. The Assistant Secretaries shall have such other powers and shall perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws.

        5.11 Treasurer. The Chief Financial Officer shall be the Treasurer. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Company, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus, and Shares.

        The Treasurer shall deposit all moneys. and other valuables in the name and to the credit of the Company with such depositaries as may be designated by the Board of Directors. He shall be responsible for the proper disbursement of the Company's funds as may be ordered by the Board of Directors and shall render to the Chairman or Directors, whenever they request it, an account of all of his transactions as Treasurer and of the financial condition of the Company. The Treasurer shall prepare a proper annual budget of income and expenses for each calendar year, revised quarterly, for approval of or revision by the Board of Directors, and shall be responsible for the handling of finances in connection therewith. He shall have such other powers and shall perform such other duties as may be prescribed by the Board of Directors. He shall see that all officers signing checks and all offices and employees handling cash, are, if required by the Board of Directors, bonded in such amounts as may be fixed from time to time by the Board of Directors.

        5.12 Assistant Financial Officers. In the absence of or disability of the Treasurer, the Assistant Financial Officers in order of their rank or, if not ranked, the Assistant Financial officer designated by the Board of Directors, shall perform all the duties of the Treasurer and, when so acting, shall have the powers of and be subject to, all the restrictions upon the Treasurer. The Assistant Financial Officer shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws.

                                   ARTICLE VI

                                 SHARES OF STOCK

        6.1 Registered Ownership, Share Certificates and Shares in "Uncertificated" Form. Shares shall be certificated and transferred in accordance with these Bylaws, but need not be certificated unless the Shareholder elects to have Share certificates issued to him. The Persons in whose names certificates or Shares in "uncertificated" form are registered on the records of the Company shall be deemed the absolute owners of the Shares represented thereby for all purposes of the Company. However, nothing herein shall preclude the Directors or officers or their agents and representatives from inquiring as to the actual ownership of Shares. Until a transfer is duly effected on the records of the Company, the Directors shall not be affected by any notice of such transfer, either actual or constructive. The receipt by the Person in whose name any Shares are registered on Company records by his duly authorized agent or, if such Shares are so registered in the names of more than one Person, the receipt of any one of those Persons or duly authorized agent thereof shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of those Shares and from all liability to see the application thereof. The certificates of Shares shall be in such form consistent with the Certificate of Incorporation and the laws of the State of Delaware as shall be approved by the Board of Directors. All such certificates shall be signed by the Chairman of the Board, the President, or a vice President and by the Treasurer, an Assistant Financial Officer, the Secretary, or any Assistant Secretary, certifying the number of Shares and the class or series of Shares owned by the Shareholder. Any or all of the signatures on the certificate may be facsimile.

        6.2 Transfer of Shares. Subject to the provisions of law and of Sections 6.3, 6.4, and 6.5 hereof, Shares shall be transferable on the records of the Company only by the record holder thereof or by his duly authorized agent. Such transfers will only be made upon delivery to the Directors or a transfer agent of (i) the certificate or certificates therefor (unless held in "uncertificated" form, in which case an executed stock power duly guaranteed must be delivered), properly endorsed or accompanied by duly executed instruments of transfer, and
(ii) all necessary documentary stamps together with such evidence of the genuineness of each endorsement, execution, or authorization and of other matters as the Directors or such transfer agent may reasonably require. Upon such delivery, the transfer shall be recorded in the records of the Company, and, if requested, a new certificate for the Shares so transferred shall be issued to the transferee. In case of a transfer of only a part of the Shares represented by any certificate or account, a new certificate or statement of account for the balance shall be issued to the transferor. Any Person becoming entitled to any Shares in consequence of the death of a Shareholder or otherwise by operation of law shall be recorded as the holder of such Shares and, if requested, shall receive a new certificate therefor upon delivery to the Directors or a transfer agent of (i) instruments and other evidence required by the Directors or the transfer agent to demonstrate such entitlement, (ii) the existing certificate or appropriate instrument of transfer if held in "uncertificated" form for such Shares, and (iii) necessary releases and authorizations from applicable governmental authorities. Nothing in these Bylaws shall impose upon the Directors or a transfer agent a duty to, or limit their rights to, inquire into adverse claims.

        6.3 Shareholders' Disclosures: Redemption of Shares. The Shareholders shall upon demand disclose to the Directors in writing such information with respect to direct and indirect ownership of the Shares as the Directors deem necessary to comply with the provisions of the Internal Revenue Code and the regulations thereunder as the same shall be from time to time amended, or to comply with the requirements of any other taxing authority. If the Directors shall at any time and in good faith be of the opinion that direct or indirect ownership of Shares of the Company has or may become concentrated to an extent that the Company is disqualified as or is in danger of being disqualified as a REIT under the REIT Provisions of the Internal Revenue Code, the Directors shall have the power by lot or other means deemed equitable by them to prevent the transfer of and/or call for redemption a number of such Shares sufficient in the opinion of the Directors to remove that danger of disqualification or to maintain or bring the direct or indirect ownership of Shares of the Company into conformity with the requirements for such a REIT. The redemption price shall be
(i) the last reported sale price of the Shares on the last business day prior to the redemption date on the principal national securities exchange on which the Shares are listed or admitted to trading, or (ii) if the Shares are not so listed or admitted to trading, the average of the highest bid and lowest asked prices on such last business day as reported by the NASDAQ, National Quotation Bureau Incorporated or a similar organization selected by the Company for such purpose, or (iii) if not determined as aforesaid, as determined in good faith by the Directors. From and after the date fixed for redemption by the Directors, the holder of any Shares so called for redemption shall cease to be entitled to dividends, distributions, voting rights and other benefits with respect to such Shares, excepting only to the right to payment of the redemption price fixed as aforesaid. For the purpose of this
Section 6.3, the term "individual" shall be construed as provided in Section 542(a)(2) of the Internal Revenue Code or any successor provisions and "ownership" of Shares shall be determined as provided in Section 544 of the Internal Revenue Code or any successor provision.

        If the total Shares held by any Shareholder is less than 100, the Company may at its election redeem those Shares at a redemption price determined under the principles set forth in the preceding paragraph of this Section 6.3.

        6.4 Right to Refuse to Transfer Shares. Whenever it is deemed by them to be reasonably necessary to protect the tax status of the Company, the Directors may require a statement or affidavit from each Shareholder or transferee in a proposed transfer of Shares or warrants or similar rights to purchase Shares, including without limitation (i) any proposed exercise of warrants or similar rights to purchase Shares; and (ii) any proposed conversion of a convertible security into Shares setting forth the number of Shares (and warrants, rights or options to purchase Shares) already owned by him and any related Person specified in the form prescribed by the Directors for that purpose. If, in the opinion of the Directors, which shall be conclusive upon any proposed transferor or proposed transferee of Shares, any such proposed transfer or exercise would jeopardize the status of the Company as a REIT under the Internal Revenue Code as now enacted or as hereafter amended, or place the Company in jeopardy of having its assets treated as "plan assets" under ERISA, the Directors may refuse to permit such transfer or exercise. Any attempted transfer or exercise as to which the Directors have refused their permission shall be void and of no effect to transfer any legal or beneficial interest in the Shares. All contracts for the sale or other transfer or exercise of Shares shall be subject to this provision.

        6.5 Limitation on Acquisition of Shares.

            (a) Subject to the provisions of Section 6.5(b), no person may own in excess of 9.9 percent of the total outstanding Shares, and no Shares shall be transferred or issued to any person if, following such transfer, such person's direct or indirect ownership of Shares would exceed this limit. For the purpose of this Section 6.5, ownership of Shares shall be computed in accordance with Internal Revenue Code Sections 542(a) and 544.

            (b) If Shares are purportedly acquired by any person in violation of this Section 6.5, such acquisition shall be valid only to the extent it does not result in a violation of this Section 6.5, and such acquisition shall be null and void with respect to the excess ("Excess Shares"). Excess Shares shall be deemed to have been acquired and to be held on behalf of the Company, and, as the equivalent of Treasury Shares for such purpose, shall not be considered to be outstanding for quorum or voting purposes, and shall not be entitled to receive dividends, interest, or any other distribution.

            (c) This Section 6.5 shall apply to the acquisition of Shares only after conclusion of the Company's initial public offering of its Shares and by means other than through the Company's Dividend Reinvestment Plan and a Shareholder will not be required to dispose of Excess shares acquired prior to the conclusion of that offering. So long as any person so holds more than 9.9 percent of the outstanding Shares, a lower percentage limit may be established by the Directors to the extent necessary to assure, to the extent possible, that no five persons own more than 50 percent of the outstanding Shares.

            (d) The Company shall, if deemed necessary or desirable to implement the provisions of this Section 6.5, include on the face or back of each Share certificate issued by the Company an appropriate legend referring the holder of such certificate to the restrictions contained in this Section 6.5 and stating that the complete text of this Section 6.5 is on file with the Secretary of the Company at the Company's offices.

            (e) Nothing herein contained shall limit the ability of the Directors to impose, or to seek judicial or other imposition of, additional restrictions if deemed necessary or advisable to protect the Company and the interests of its Shareholders by preservation of the Company's status as a qualified real estate investment trust under the Internal Revenue Code.

            (f) If any provision of this Section 6.5 or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected and the other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

            (g) For purposes of this Section 6.5, "Shares" means the Shares of the Company as defined in these Bylaws, and also includes any debt securities of the Company that are convertible into Shares.

        6.6 Lost, Stolen or Destroyed Certificates. The holder of any Shares shall immediately notify the Company of any loss, stealing of or destruction of the certificate therefor, and the Company may issue a new certificate in the place of any certificate theretofore issued by it alleged to have been lost, stolen or destroyed, upon approval of the Board of Directors. As a condition to authorizing the issue of such new certificate, the Board may in its discretion require the owner of the lost, stolen or destroyed certificate or his legal representative to make proof satisfactory to the Board of Directors of the loss, stealing thereof or destruction thereof and to give the Company a bond or other security, in such amount and with such surety or sureties as the Board of Directors may determine, as indemnity against any claim that may be made against the Company on account of any such certificate so alleged to have been lost, stolen or destroyed.

        6.7 Dividends; Dividend Record Date and Closing Stock Books.

            (a) Declaration of Dividend. The Company will, to the extent possible, declare dividends on a monthly basis, in such amounts as the Directors determine, based upon the cash flow of the Properties, the operations of the Company and its financial condition.

            (b) Record Date. In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholder entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

            (c) Dividends in Kind. Dividends in kind shall not be permitted, except for: (i) Dividends of readily marketable securities; (ii) Dividends of beneficial interests in a liquidating trust established for the dissolution of the Company and the. liquidation of its assets; or (iii) Dividends of in-kind property which meet all of the following conditions: (A) The Directors advise each Shareholder of the risks associated with direct ownership of the property,
(B) The Directors offer each Shareholder the election of receiving in-kind property distributions, (C) The Directors distribute in-kind property only to those Shareholders who accept the Directors offer.

        6.8 Suitability of Shareholders. If the Directors determine that there is not likely to be a substantial and active secondary trading market for the Shares, the following suitability standards for purchase of the Company's Shares shall be proposed and implemented unless a state blue sky administrator determines that such suitability standards may be higher or lower:

            (a) Income and Net Worth Standards.

                (i) Shareholders shall have: (A) a minimum annual gross income of $45,000 and a minimum Net worth of $45,000; or (B) a minimum Net Worth of $150,000.

                (ii) Net Worth shall be determined exclusive of home, home furnishings, and automobiles.

            (b) Fiduciary Accounts. In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the Shares if the donor or grantor is the fiduciary.

            (c) Information in Prospectus. The Directors shall set forth in the final Prospectus:

                  (i) the investment objections of the Company; (ii) a description of the type of Person who might benefit from an investment in the Company; and (iii) the minimum standards imposed on each Shareholder in the Company.

            (d) Determination that Sale to Shareholder is Suitable and Appropriate.

                (i) The Director and each Person selling Shares on behalf of the Director or Company shall make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each Shareholder.

                (ii) In making this determination, the Director or each Person selling Shares on behalf of the Director or Company shall ascertain that the prospective Shareholder: (A) meets the minimum income and net worth standards established for the Company; (B) can reasonably benefit from the Company based on the prospective Shareholder's overall investment objectives and portfolio structure; (C) is able to bear the economic risk of the investment based on the prospective Shareholder's overall financial situation; and (D) has apparent understanding of the fundamental risks of the investment; the risk that the Shareholder may lose the entire investment; the lack of liquidity of the Company's Shares; the restrictions on transferability of the Company's Shares; the background and qualification of the Director; and the tax consequences of the investment.

                (iii) The Sponsor or each Person selling Shares on behalf of the Sponsor or the company will make this determination on the basis of information it has obtained from a prospective Shareholder. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, Net Worth, financial situation, and other investments of the prospective Shareholder, as well as any other pertinent factors.

                (iv) The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall maintain records of the information used to determine that an investment in Shares is suitable and appropriate for a Shareholder. The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall maintain these records for at least six years.

                (v) The Sponsor shall disclose in the final Prospectus the responsibility of the Sponsor and each Person selling Shares on behalf of the Sponsor or the Company to make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each Shareholder, based on information provided by the Shareholder regarding the Shareholder's financial situation and investment objectives.

        6.9 Dividend Reinvestment Plan. The Company may provide for a Dividend Reinvestment Plan provided all material information regarding the distribution to the Shareholder and the effect of reinvesting such distribution, including the tax consequences thereof, shall be provided to the Shareholder at least annually and each Shareholder participating in the plan shall have a reasonable opportunity to withdraw from the plan at least annually after receipt of said information.

                                   ARTICLE VII

                              INTENTIONALLY OMITTED


                                  ARTICLE VIII

                                INVESTMENT POLICY

        8.1 General Statement of Policy. To the extent funds are not fully invested in real property as described below, the Directors may invest the Company Assets in investments described in Section 8.2 hereof. Otherwise, the Directors shall invest the major portion of the Company's Assets in equity ownership interests in residential, industrial, retail and commercial income-producing real estate; these investments shall ordinarily be made in connection with properties having income-producing capabilities. The Directors may also participate in investments with other investors, including investors who have the same investment policies.

        The net proceeds of any offering of the Company's shares of Common Stock (less reserves and except for interim investments) will be initially invested primarily in residential, retail, commercial and industrial income-producing real property (directly or through joint ventures permitted hereunder). Properties may be purchased on an all cash basis, or the Company may finance a portion of the purchase price of a property through existing debt on the property, seller financing, third-party financing, or any combination thereof. The Company may finance improvements or additions to any property by borrowing and, if necessary to protect or enhance the Company's investment in a property, may use funds from the sale of other properties or from any other source for such purposes. The Company may finance a property, refinance existing indebtedness or acquire additional mortgage debt on that property, or joint-venture that property with affiliates or otherwise.

        If a sale of a Property occurs, the net proceeds of the sale of such investment property may be reinvested. All or part of the proceeds of any Property sold may be distributed to the Shareholders.

        The Directors shall endeavor to invest the Company's assets in accordance with the investment policies set forth in this Article VIII. However, the failure so to invest those assets shall not affect the validity of any investment made or action taken by the Directors.

        The general purpose of the Company is to seek income that qualifies under the REIT Provisions of the Internal Revenue Code. At such time as it is in the best interest of the Shareholders to do so, the Directors intend to make investments in such a manner as to comply with the requirements of the REIT Provisions of the Internal Revenue Code with respect to the composition of the Company's investments and the derivation of its income; provided, however, that no Director, officer, employee, agent, investment advisor, or independent contractor of the Company shall be liable for any act or omission resulting in the loss of tax benefits under the Internal Revenue Code, except for that arising from conduct determined to be deliberately fraudulent, a knowing violation of law or willful misconduct; and provided, further, that during the period of time that the Company's portfolio of equity investments is being developed, the Company's Invested Assets may be invested in investments that generate income that does not qualify under the REIT Provisions of the Internal Revenue Code.

        8.2 Other Invested Assets. To the extent that the Company has assets not otherwise invested in accordance with Section 8.1, the Directors may invest such assets in: (a) obligations of and obligations guaranteed by the United States Government or any agencies or political subdivisions thereof; (b) obligations of and or guaranteed by any state, territory, or possession of the United States of America or any agencies or political subdivisions thereof; (c) banker's acceptances and evidences of deposits in or obligations of banking institutions, state and federal savings and loan associations, and savings institutions that are members of the Federal Deposit Insurance Corporation or of the Federal Home Loan Bank System; (d) participations in pools of mortgages or bonds and notes (such as Federal Home Loan Mortgage Corporation participation certificates and Government National Mortgage Association and Federal National Mortgage Association modified pass-through certificates), and (e) other short-term investment securities and money market funds.

        8.3 Restrictions. The Company shall not:

            (a) invest in (i) commodities or commodity futures contracts; (ii) short sales; or (iii) any equity security of any non-governmental issue, including other real estate investment trusts or limited partnerships for a period in excess of 18 months except upon unanimous vote of the Directors.

            (b) invest more than 10% of its total assets in unimproved real property or mortgage loans on unimproved real property;

            (c) Invest in contracts for the sale of real estate;

            (d) incur indebtedness such that the Company's aggregate indebtedness exceeds 65% of the aggregated Value of real property owned by the Company. Should aggregate indebtedness exceed 65% of aggregated Value of real property owned by the Company due to a reduction in fair market value from a previous determination by the Board of Directors, there shall not be a required adjustment in borrowing levels until a property is purchased or refinanced. The amount of secured indebtedness of any single Property shall not exceed 80%.

            (e) Invest in or make mortgage loans unless an Appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of the Directors so determine, and in all cases in which the transaction is with the Directors, Sponsor or Affiliates thereof, such an Appraisal must be obtained from an independent Expert concerning the underlying property. This Appraisal shall be maintained in the Company's records for at least five years, and shall be available for inspection and duplication by any Shareholder. In addition to the Appraisal, a mortgagee's or owner's title insurance policy or commitment as to the priority of the mortgage or the condition of the title must be obtained.

Further, the Directors shall observe the following policies in connection with investing in or making mortgage loans: (i) the Company shall not make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to 85% of the appraised value of the property as determined by Appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the "aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company," shall include all interest (excluding contingent participating in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred, interest on each loan exceeds 5% per annum of the principal balance of the loan; and, (ii) the Company shall not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Directors or any Affiliate of the Company.

            (f) other than issuance to investors in connection with a public offering of the Company's Shares, issue options or warrants to purchase Shares at exercise prices less than their fair market value or for a noncash consideration that in the judgment of the

Directors has a market value less than the value of the Shares on the date of grant of the options or warrants.

            (g) except as provided in Section 6.3 of these Bylaws, repurchase any shares or issue "redeemable securities" as defined in Section 2(a)(32) of the Investment Company Act of 1940;

            (h) purchase any property if the total Acquisition Fees and Acquisition Expenses paid by any Person with respect to the transaction exceeds 6% of the Purchase Price; notwithstanding the foregoing, a majority of the Directors not otherwise interested in the transaction may approve fees in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

            (i) encumber any investment Property in an amount greater than 80% of the Purchase Price thereof;

            (j) issue debt securities to the public unless the historical debt services coverage (in the most recently completed fiscal year) as adjusted for known charges is sufficient to properly service that higher level of debt.

            (k) pay any real estate commission on the resale of Property, unless, if a Director or any Affiliate provides a substantial amount of the services in the effort to sell the property of the Company, then that Person may receive up to one-half of the brokerage commission paid but in no event to exceed an amount equal to 3% of the contracted for sales price. In addition, the amount paid when added to the sums paid to unaffiliated parties in such a capacity shall not exceed the lesser of the Competitive Commission or an amount equal to 6% of the contracted for sales price.

            (l) pay any incentive fees unless an interest in the gain from the sale of assets of the Company, for which full consideration is not paid in cash or property of equivalent value, shall be allowed provided the amount or percentage of such interest is reasonable. Such an interest in gain from the sale of the Company's assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to Shareholders, in the aggregate, of an amount equal to 100% of the original issue price of the Company, plus an amount at least equal to 6% of the original issue price of the Company's shares per annum cumulative. For purposes of this
Section 8.3(l), the original issue price of the Company's Shares may be reduced by prior cash distributions to Shareholders of net proceeds from the sale of the Company's assets.

            (m) purchase property from the Sponsor, Director, or any Affiliate thereof, unless a majority of Directors not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Company and at a price to the Company no greater than the cost of the asset to such Sponsor, Director or any Affiliate thereof, or if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the cost of such asset to the Company exceed its current appraised value.

            (n) make sales or leases to the Sponsor, Directors or any Affiliate, unless such sales or leases are approved by a majority of Directors, not otherwise interested in such transaction, as being fair and reasonable to the Company.

            (o) make loans to the Sponsor, Director or any Affiliate thereof.

            (p) borrow money from the Sponsor, or any Affiliate thereof, unless a majority of Directors not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.

            (q) permit the Company to participate in a Rollup Transaction unless:

            (i) in connection with a Rollup an Appraisal of all the Company's assets shall be obtained from an Independent Expert ("Appraiser"). If the Appraisal will be included in a prospectus used to offer securities of a Rollup Entity, the Appraisal shall be filed with the Securities and Exchange Commission and the states in which the Company's securities are offered as an exhibit to the Registration Statement for such offering. Accordingly, the Company agrees that if it uses an Appraisal in a Rollup transaction, it shall be subject to liability for violation of Section 11 of the Securities Act of 1933, as amended, and comparable provisions under state laws for any material misrepresentations or material omissions in the Appraisal. The Company's assets shall be appraised on a consistent basis. The Appraisal shall be based on an evaluation of all relevant information and shall include the value of the Company's assets as of a date immediately prior to the announcement of the proposed Rollup. The Appraisal shall assume an orderly liquidation of the Company's assets over a twelve month period. The terms of the engagement of the Appraiser shall clearly state that the engagement is for, the benefit of the Company and its Limited Partners. A summary of the independent Appraisal, including all material assumptions underlying the Appraisal shall be included in a report to the Shareholders in connection with a proposed Rollup.

            (ii) In connection with a proposed Rollup, the person sponsoring the Rollup shall offer the Shareholders who vote "no" on the proposal the choice of
(A) accepting the securities of the Rollup Entity offered in the proposed Rollup or (B) one of the following: (1) remaining as Shareholders in the Company and preserving their interests therein on the same terms and conditions as existed previously or (2) receiving cash in an amount equal to the Shareholders' pro rata share of the appraised value of the net assets of the Company.

            (iii) Shareholders have democracy rights in the Rollup Entity which are not less than those provided in the organizational Documents. If the Rollup Entity is a corporation, the voting rights of the Shareholders shall correspond to the voting rights provided for in the Company's Organizational Documents to the greatest extent possible.

            (iv) Provisions which would operate to materially impede or frustrate the accumulation of shares by any purchaser of the securities of the Rollup Entity (except to the extent necessary to preserve the tax status of the Rollup Entity) are excluded. The Company shall not participate in any proposed Rollup which would limit the ability of a Shareholder to exercise the voting rights of its securities of the Rollup Entity on the basis of the number of Company Shares held by that Shareholder.

            (v) Shareholders' rights of access to the records of the Rollup Entity will not be less than those provided for in Section 10.2 herein.

            (vi) Any of the costs of the transaction would not be borne by the Company if the Rollup is not approved by the Shareholders.

            (r) Issue options or warrants to purchase its Shares to a Director or any Affiliate thereof except on the same terms as such options or warrants are sold to the general public. The Company may issue options or warrants to persons not so connected with the Company but not at exercise prices less than the fair market value of such securities on the date of grant and for consideration (which may include services) that in the judgment of the Directors, has a market value less than the value of such option on the date of grant. Options or warrants issuable to the Directors, or any Affiliate thereof shall not exceed an amount equal to 10% of the outstanding Shares of the Company on the date of grant of any options or warrants.

            (s) Issue Shares on a deferred payment basis or other similar arrangement.

                                   ARTICLE IX

                             LIABILITY OF DIRECTORS,
                   SHAREHOLDERS AND OFFICERS AND OTHER MATTERS


        9.1 Exculpation of Directors. Officers and Others. The Directors are required to perform their duties with respect to the Company's business in good faith, in a manner reasonably believed by the Directors to be in, or not opposed to, the best interests of the Company, and with such care, including reasonable inquiry, as an ordinary prudent Person in a like position would use under similar circumstances. A Director who performs his duties in accordance with the foregoing standards shall not be liable to any person for failure to discharge his obligations as a Director.

        The Company's officers, employees, and other agents are also required to act in good faith, in a manner believed by them to be in the best interests of the Company, and with such care, including reasonable inquiry, as an ordinary prudent person in a like position would use under similar circumstances, in handling its affairs. An officer, employee, or other agent who performs his duties in accordance with the foregoing standards shall not be liable to any person for failure to discharge his obligations as an officer, employee or agent.

        9.2 Actions Involving, Directors, Officers, Employees or Affiliates.

            (a) The Company shall not provide for indemnification of the Directors or Affiliates for any liability or loss suffered by the Directors or Affiliates, nor shall it provide that the Directors or Affiliates be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:

        The Directors or Affiliates have determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company, (ii) The Directors or Affiliates were acting on behalf of or performing services for the Company, (iii) Such liability or loss was not the result of negligence or misconduct by the Directors, excluding Affiliates, (iv) Such indemnification or agreement to hold harmless is recoverable only out of the Company's assets and not from Shareholders,

            (b) Notwithstanding anything to the contrary contained in Section 9.2, the Directors or Affiliates and any persons acting as a broker-dealer shall not be indemnified by the Company for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met (i) There has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, (ii) Such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, (iii) A court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

            (c) The advancement of the Company's funds to the Directors or Affiliates for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought is permissible only if all of the following conditions are satisfied: (i) The legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) The legal action is initiated by third party who is not a Shareholder or the legal action is initiated by a Shareholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement, (iii) The Directors or Affiliates undertake to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such Directors or Affiliates are found not be entitled to indemnification.

        9.3 Actions Involving Agents. The Company may indemnify any person who was or is a party (other than a party plaintiff suing on his own behalf or in the right of the Company), or who is threatened to be made such a party, or otherwise becomes involved, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, but not limited to, an action by or in the right of the Company) by reason of the fact that he is agent of the Company, or is or was serving at the request of the Company as an agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, all to the full extent permitted by law and these Bylaws, except that no indemnity shall be paid to any agent where such indemnity would not be available to a Director under the standards contained in Section 9.2.

        9.4 Determination of Right to Indemnification in Certain Instances.

            (a) Any indemnification under Section 9.2 (unless ordered by a court) shall be made by the Company unless a determination is reasonably and promptly made that indemnification of the Director, officer or employee is not proper in the circumstances because he has not satisfied the conditions set forth in such Section 9.2. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (iii) by the Shareholders; provided, that no such determination shall preclude an action brought in an appropriate court to challenge such determination.

            (b) Any indemnification under Section 9.3 (unless ordered by a court) shall be made by the Company (i) if the agent seeking indemnification has entered into an indemnification agreement with the Company, in accordance with the terms of that indemnity contract, or (ii) if the agent seeking indemnification has not entered into an indemnification agreement, only as authorized in the specific case upon a determination that indemnification of the agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 9.2. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) is such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (iii) by the shareholders.

        9.5 Successful Defense. Notwithstanding any other provision of this
Article IX, to the extent that a Director, officer, employee or agent of the Company has been successful on the merits or otherwise (including the dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in
Section 9.2 or 9.3, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

        9.6 Insurance. The Board shall have the power to cause the Company to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the company, or is or was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this Article.

        9.7 Subsidiaries of Company. For the purposes of this Article IX; (a) any officer, Director, employee or agent of the Company who shall serve as an officer, trustee, employee or agent indirectly, is or was a stockholder or creditor, or in which the Company, directly or indirectly, is or was a stockholder or creditor, or in which the Company is or was in any way interpreted, or (b) any officer, Director, employee or agent of any subsidiary corporation venture, trust or other enterprise wholly owned by the Company, shall be deemed to be serving as such Director, officer, employee or agent at the request of the Company, unless the Board shall determined otherwise. In all instances where any person shall serve as a Director, officer, employee or agent of another corporation, joint venture, trust or other enterprises of which the Company is or was a stockholder or creditor, or in which it is or was otherwise interested, if it is not otherwise established that such person is or was serving as such Director, officer, employee or agent at the request of the Company, the Board may determine whether such service is or was at the request of the Company, and it shall not be necessary to show any actual or prior request for such service.

        9.8 Right of Directors, Officers and Others to Own Shares or other Property and to Engage in Other Business. Any Director, Affiliate, officer, employee or agent of the Company may acquire, own, hold, and dispose of Shares for his individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he were not a Director, officer, employee, or agent of the Company. Any Director, Affiliate, officer, employee, or agent of the Company may have personal business interests and may engage in personal business activities; these interests and activities may include the acquisition, syndication, holding, management, operation or disposition, for his own account or for the account of others, of interests in mortgages, interests in real property including, but not limited to, real property investments presented to and rejected by the Company , or interests in Persons engaged in real estate business. Any Director, officer, employee, or agent of the Company may (a) be interested as director, officer, director, stockholder, partner, member, advisor, or employee of or otherwise have a direct or indirect interest in any Person who may be engaged to render advice or services to the Company, and (b) receive compensation from such Person as well as compensation as Director, Affiliate, officer, or otherwise hereunder. None of these activities shall be deemed to conflict with his duties and powers as Director, officer, employee, or agent. Any Director, Affiliate, officer, employee, or agent of the Company may engage with or for others in business activities of types conducted by the Company and shall not have any obligation to present to the Company any investment opportunities which come to them other than in their capacities as directors, officers, employees, or agents, regardless of whether those opportunities are within the Company's investment policies. Notwithstanding the foregoing, each Director shall disclose to the Company any interest he has in any investment opportunity presented to the Company and any such interest known by him to be held by any person of which he is an Affiliate.

        9.9 Transactions Between the Company and Affiliated Persons In the absence of fraud, except as prohibited by these Bylaws, a contract, act, or other transaction that is between the Company and any other Person or in which the Company is otherwise interested shall be valid even though (a) one or more Directors or Company officers are directly or indirectly interested in or connected with, or are trustees, partners, directors, officers or retired officers of, such other Person, or (b) one or more Directors or Company officers, individually or jointly with others, are a party or are parties to, directly or indirectly interested in, or otherwise connected with, such contract, act, or transaction. No Director or officer shall be under any disability from or have any liability as a result of entering into any such contract, act, or transaction unless he is aware of the conflict or relationship, provided that (i) such interest or connection is disclosed or known to the Directors and thereafter the Directors authorize such contract, act, or other transaction by vote sufficient for such purpose by an affirmative vote of a majority of the Directors not so interested, (ii) such interest or connection is disclosed or known to the Shareholders, and thereafter such contract, act, or transaction is approved by the Shareholders, or (iii) such contract, act or transaction is fair and reasonable to the Company at the time it is authorized by the Directors or by the shareholders.

        9.10 Restriction of Duties and Liabilities. The duties and liabilities of Shareholders, Directors, and Company officers shall in no event be greater than the duties and liabilities of shareholders, directors, and officers of any other Delaware corporation. The Shareholders, Directors, and Company officers shall in no event have any greater duties or liabilities than those imposed by applicable law.

        9.11 Persons Dealing with Directors or Officers. As to any Persons dealing in good faith with Directors or Company officers, any act of the Directors or officers purporting to be done in their capacity as such shall be conclusively deemed to be within the purposes of the Company and within the powers of the Directors and officers.

        The Directors may authorize any officer or officers or agent or agents to enter into any contract or execute any instrument in the name and on behalf of the Company and/or Directors.

        No Person dealing in good faith with the Directors or any of them or with the authorized officers, employees, agents, or representatives of the Company shall be bound to see to the application of any funds or property passing into their hands or control. The receipt by the Directors or any of them or by authorized officers, employees, agents, or representatives of the Company of moneys or other consideration shall be binding upon the Company.

        9.12 Reliance. The Directors and Company officers may consult with counsel and the advice or opinion of such counsel shall be full and complete personal protection to all of the Directors and officers in respect to any action taken or suffered by them in good faith and in reliance on and in accordance with such advice or opinion. in discharging their duties, Directors and Company officers, when acting in good faith, may rely upon financial statements of the

Company represented to them to be correct by the Chairman or the officer of the Company having charge of its books of account or stated in a written report by an independent certified public accountant fairly to present the financial position of the Company. The Directors may rely, and shall be personally protected in acting, on any instrument or other document believed by them to be genuine.

        9.13 Income Tax Status. Anything to the contrary herein notwithstanding and without limitation of any rights of indemnification or non-liability of the Directors herein, the Directors by these Bylaws make no commitment or representation that the Company will qualify for the dividends paid deduction permitted by the Internal Revenue Code, and the rules and regulations thereunder pertaining to real estate investment trusts shall not render the Directors liable to the Shareholders or to any other person or in any manner operate to annul the Company.

                                    ARTICLE X

                                  MISCELLANEOUS

        10.1 Inspection of Bylaws. The Company shall keep at its principal office the original or a copy of the Bylaws and any amendments thereto certified by the Company's Secretary. Those Bylaws shall be open to inspection by Shareholders at all reasonable times during office hours.

        10.2 Books, Records, Accountings and Reports

             (a) Maintenance of Books and Records. Every Shareholder shall at all times, during normal business hours, have access to the records of the Company and may inspect and copy any of them. The Company shall keep at its principal place of business in Los Angeles the following Company documents:

            (i) An alphabetical list (which shall be updated at least quarterly to reflect changes in the information contained therein) of the full name and last known business or residence address and telephone number of each Shareholder, together with the number of Shares held by each of them (the "Shareholder List"); such list shall be available for inspection by any Shareholder or its designated agent at the home office upon the request of the Shareholder; the list shall be prepared on white paper in at least 10-point type;

            (b) Delivery to a Shareholder and Inspection.

            (i) Upon the request of a Shareholder, the Company shall mail a copy of the Shareholder List to the requesting Shareholder, within 10 days of such request. A reasonable charge for copy work may be charged by the Company. The purposes for which a Shareholder may request a copy of such list include, without limitation, matters relating to the Shareholder voting rights and the exercise of Shareholders' rights under the federal proxy laws.

            (ii) If the Company neglects or refuses to exhibit, produce or mail a copy of the Shareholder List as requested pursuant to Section 10.2.(b)(i) of these Bylaws, the Company shall be liable to any Shareholder requesting such list for the costs, including attorneys' fees incurred by that Shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any Shareholder by reason of such refusal or neglect. The Company shall have available as a defense for the nonproduction of such list that the actual purpose and reason for the request for inspection or for copy of such list was to secure such list of Shareholders or other information for the purpose of selling such list or copies thereof or for using the same for a commercial purpose other than in the interest of the Shareholder as a Shareholder relative to the affairs of the Company. The Company may require that Shareholders requesting the Shareholder List to represent that such list is not requested for a commercial purpose unrelated to the Shareholders' interest in the Company. The remedies provided hereunder to Shareholders requesting copies of the Shareholder List are in addition to and shall not in any way limit other remedies available to Shareholders under federal law or the laws of any state.

        10.3 Checks, Drafts, Etc. All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness that are issued in the name of or payable to the Company shall be signed or endorsed by such person or persons and in such manner as determined by resolution of the Board of Directors.

        10.4 Execution of Contracts, Etc. Except as otherwise provided herein, the Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute any instrument in the name of and on behalf of the Company. This authority may be general or confined to specific instances. Unless so authorized by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement or to pledge its credit to render it liable for any purpose or to any amount.

        10.5 Representation of Shares of Other Corporations. The Chairman or the President (or, in the event of his absence or inability to serve, any Vice President) and the Secretary or Assistant Secretary of the Company are authorized to vote, represent, and exercise on behalf of the Company all rights incidental to any and all interests of any other entity standing irk the name of the Company. The authority herein granted to said officers to vote or represent on behalf of the Company any and all such interests held by the Company may be exercised either by such officers in person or by any person authorized to do so by proxy or power of attorney duly executed by said officers.

        10.6 Annual Report. Not later than 120 days after the close of the fiscal or calendar year, the Board of Directors of the Company shall cause to be sent to the Shareholders, an Annual Report. These reports shall also disclose the ratio of the cost of raising capital to the capital raised during the year. Following the close of the Company's third fiscal year, the Annual Report shall also set forth the current value of the Company's real property based on annual Appraisals thereof, the Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income, a report from the Directors that the policies being followed by the Company are in the best interests of its Shareholders and the basis for such determination.

        The Company shall also separately state in its Annual Report disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Directors, sponsor and/or Affiliates thereof occurring during the fiscal year for which the report is given. The Directors must examine and comment regarding the fairness of such transactions in their annual report.

        10.7 Quarterly Reports. At least quarterly, the Directors shall send interim reports to the Shareholders having such form and content as the Directors deem proper.

        10.8 Other Reports. The Directors shall furnish the Shareholders at least annually with a statement in writing advising as to the source of dividends paid or distributions made by the Company. If the source thereof has not been determined, the communications shall so state; in that event a statement as to such source shall be sent to the Shareholders not later than sixty (60) days after the close of the fiscal year in which the distributions were made.

        10.9 Provisions of the Company in Conflict with Law or Regulation.

             (a) The provisions of these Bylaws are severable, and if the Directors shall determine, with the advice of counsel, that any one or more of such provisions (the "Conflicting Provisions") are either (i) in conflict with the REIT Provisions of the Code, or with other applicable laws and regulations, or (ii) place the Company in jeopardy of having its assets treated as "plan asset" under ERISA, the Conflicting Provisions shall be deemed never to have constituted a part of these Bylaws; provided, however, that such determination by the Directors shall not affect or impair any of the remaining provisions of these Bylaws or render invalid or improper any action taken or omitted (including but not limited to the election of Directors) prior to such determination. A certification in recordable form signed by a majority of the Directors setting forth any such determination and reciting that it was duly adopted by the Directors, or a copy of these Bylaws, with the Conflicting Provisions removed pursuant to such determination, in recordable form, signed by a majority of the Directors, shall be conclusive evidence of such determination when lodged in the records of the Company. The Directors shall not be liable for failure to make any determination under this Section 10.9. Nothing in this
Section 10.9 shall in any way limit or affect the right of the Directors to amend these Bylaws as provided in Section 11.2.

            (b) If any provisions of these Bylaws shall be held invalid or unenforceable, that invalidity or unenforceability shall attach only to those provisions and shall not in any manner affect or render invalid or unenforceable any other provision of these Bylaws, and these Bylaws shall be carried out as if any the invalid or unenforceable provisions were not contained herein.

        Section 11.1 of the Company's Bylaws would be amended to read as follows:

                                   ARTICLE XI

                              AMENDMENTS TO BYLAWS

        11.1 Power of Shareholders. The Bylaws may be amended or repealed by the vote of the Shareholders entitled to exercise a majority of the voting power of the Company or by the written consent of a majority of such Shareholders, without the consent of the Directors; provided, however, that (i) no amendment that would alter the provisions of Article VIII regarding the investment policy of the Company may be made unless approved by the vote of a majority of the Shareholders, and (ii) no amendment that would change any rights with respect to any outstanding securities of the Company by reducing the amount payable thereon upon the Company's liquidation of the Company or by diminishing or eliminating any voting rights pertaining thereto may be made unless approved by the vote of shareholders holding two-thirds of the voting power of those securities.

        11.2 Power of Directors. The Directors shall have the power to alter, amend, or repeal a Bylaw or the Bylaws by the vote of a majority of the Directors given at any regular or special meeting of the Board of Directors called for said purpose; provided, however, that except as otherwise expressly. provided herein, the Directors shall not have the power to amend the following provisions thereof without approval of a vote of the majority of the Shareholders present either in person or by proxy at a duly authorized meeting of the Shareholders: Sections 4.2, 4.3, 4.15, 4.18, Article VIII, Article IX,
11.1 and 11.2; and provided further, a majority of the Directors may, without the approval or consent of the Shareholders, adopt any amendment to the Bylaws which they in good faith determine to be necessary to conform the Bylaws with the requirements of the REIT provisions of the Code, the requirements imposed by the securities administrators of any state in which the Shares are being offered and any other applicable laws or regulations; and provided, further, that any action taken by the Directors under this Section 11.2 without the concurrence of Shareholders under Section 11.1 may only be taken with the affirmative approval of a majority of the Directors.

        11.3 Amendments with Respect to ERISA. Notwithstanding any other provision of these Bylaws, the Directors shall have the power to amend any portion of these Bylaws by the vote of a majority of the Directors called for that purpose if in the opinion of the Directors that amendment is necessary to avoid the Company's assets being treated as "plan assets" under ERISA.